MASTER LEASE
                                     between
                            EMERITUS REALTY VII, LLC;
                             EMERITUS REALTY V, LLC;
                            ESC-PORT ST. RICHIE, LLC;
                            EMERITUS REALTY II, LLC;
                            EMERITUS REALTY XIV, LLC;
                          EMERITUS REALTY BOZEMAN, LLC;
                          EMERITUS REALTY III, LLC; and
                          EMERITUS REALTY PUYALLUP, LLC

                 collectively, as their interests appear, Lessor
                                       AND
                              EMERITUS CORPORATION;
                          EMERITUS PROPERTIES V, INC.;
                            ESC-NEW PORT RICHEY, LLC;
                          EMERITUS PROPERTIES II, INC.;
                          EMERITUS PROPERTIES XIV, LLC;
                              ESC-BOZEMAN, LLC; and
                          EMERITUS PROPERTIES III, INC.
               collectively, and jointly and severally, as Lessee

                          Dated as of December 6, 2002
                                        i

                                TABLE OF CONTENTS
ARTICLE  I.     1
1.1     Leased  Property;  Term.     1
ARTICLE  II.     2
2.1     Definitions     2
ARTICLE  III.     12
3.1     Rent.     12
3.2     [Intentionally  Omitted]     13
3.3     [Intentionally  Omitted]     14
3.4     [Intentionally  Omitted]     14
3.5     Additional  Charges     14
3.6     Late  Payment  of  Rent     14
3.7     Net  Lease     14
ARTICLE  IV.     14
4.1     Impositions.     14
4.2     Utilities     16
4.3     Insurance     16
4.4     Impound  Account     16
4.5     Tax  Service     16
4.6     Initial  Facility  Mortgages     16
ARTICLE  V.     17
5.1     No  Termination,  Abatement,  etc     17
5.2     Termination  with  Respect  to  Fewer  than All of the Facilities     18
ARTICLE  VI.     18
6.1     Ownership  of  the  Leased  Property     18
6.2     Personal  Property     18
6.3     Transfer  of  Personal  Property  and Capital Additions to Lessor     18
ARTICLE  VII.     19
7.1     Condition  of  the  Leased  Property     19
7.2     Use  of  the  Leased  Property.     19
7.3     Lessor  to  Grant  Easements,  etc     20
7.4     Preservation  of  Facility  Value     20
ARTICLE  VIII.     21
8.1     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
21
ARTICLE  IX.     21
9.1     Maintenance  and  Repair.     21
9.2     Encroachments,  Restrictions,  Mineral  Leases,  etc     22
ARTICLE  X.     23
10.1     Construction  of  Capital  Additions  to  the  Leased  Property.     23
10.2     Construction  Requirements  for  all  Capital  Additions     24
10.3     Funding  by  Lessor.     25
10.4     Capital  Additions  Financed  by  Lessee     26
ARTICLE  XI.     27
11.1     Liens     27
ARTICLE  XII.     27
12.1     Permitted  Contests     27
ARTICLE  XIII.     28
13.1     General  Insurance  Requirements     28
13.2     Replacement  Cost     29
13.3     Additional  Insurance     29
13.4     Waiver  of  Subrogation     30
13.5     Policy  Requirements     30
13.6     Increase  in  Limits     30
13.7     Blanket  Policies  and  Policies  Covering  Multiple  Locations     30
13.8     No  Separate  Insurance     31
ARTICLE  XIV.     31
14.1     Insurance  Proceeds     31
14.2     Insured  Casualty.     31
14.3     Uninsured  Casualty     32
14.4     No  Abatement  of  Rent     32
14.5     Waiver     32
14.6     Damage  Near  End  of  Term     32
ARTICLE  XV.     33
15.1     Condemnation.     33
15.2     Award-Distribution     33
15.3     Temporary  Taking     33
ARTICLE  XVI.     33
16.1     Events  of  Default     33
16.2     Certain  Remedies     36
16.3     Damages     36
16.4     Receiver     37
16.5     Lessee's  Obligation  to  Purchase     38
16.6     Waiver     38
16.7     Application  of  Funds     38
16.8     [Reserved]     38
16.9     [Reserved]     38
16.10     Landlord's  Security  Interest     38
ARTICLE  XVII.     39
17.1     Lessor's  Right  to  Cure  Lessee's  Default     39
ARTICLE  XVIII.     40
18.1     Purchase  of  the  Leased  Property     40
ARTICLE  XIX.     40
19.1     Renewal  Terms     40
ARTICLE  XX.     40
20.1     Holding  Over     40
ARTICLE  XXI.     41
21.1     Letters  of  Credit     41
21.2     Times  for  Obtaining  Letters  of  Credit     41
21.3     Reduction  in  Letter  of  Credit  Amount     42
21.4     Uses  of  Letters  of  Credit     42
ARTICLE  XXII.     42
22.1     Risk  of  Loss     42
ARTICLE  XXIII.     42
23.1     General  Indemnification     42
ARTICLE  XXIV.     43
24.1     Subletting  and  Assignment.     43
24.2     Consent     44
24.3     Costs     46
24.4     No  Release  of  Lessee's  Obligations     46
24.5     Assignment  of  Lessee's  Rights  Against  Sublease     46
24.6     Reserved     47
24.7     REIT  Protection     47
24.8     Prepaid  Rent     47
ARTICLE  XXV.     47
25.1     Officer's  Certificates  and  Financial  Statements.     47
25.2     Charges     49
ARTICLE  XXVI.     50
26.1     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
Additions     50
ARTICLE  XXVII.     50
27.1     No  Waiver     50
ARTICLE  XXVIII.     50
28.1     Remedies  Cumulative     50
ARTICLE  XXIX.     50
29.1     Acceptance  of  Surrender     50
ARTICLE  XXX.     50
30.1     No  Merger     50
ARTICLE  XXXI.     50
31.1     Conveyance  by  Lessor     50
31.2     New  Lease     51
ARTICLE  XXXII.     52
32.1     Quiet  Enjoyment     52
ARTICLE  XXXIII.     52
33.1     Notices     52
ARTICLE  XXXIV.     53
34.1     Appraiser     53
ARTICLE  XXXV.     54
ARTICLE  XXXVI.     54
36.1     Lessor  May  Grant  Liens     54
36.2     Attornment     54
ARTICLE  XXXVII.     55
37.1     Hazardous  Substances     55
37.2     Notices     55
37.3     Remediation     55
37.4     Indemnity     55
37.5     Environmental  Inspection     56
ARTICLE  XXXVIII.     57
38.1     Memorandum  of  Lease     57
ARTICLE  XXXIX.     57
39.1     Sale  of  Assets     57
ARTICLE  XL.     57
40.1     Subdivision     57
ARTICLE  XLI.     58
41.1     Authority     58
ARTICLE  XLII.     58
42.1     Attorneys'  Fees     58
ARTICLE  XLIII.     58
43.1     Brokers     58
ARTICLE  XLIV.     59
44.1     Miscellaneous.     59
ARTICLE  XLV.     61
45.1     Provisions  Relating  to  Master  Lease     61
45.2     Provisions  Relating  to  Tax  Treatment  of  Lease     61
ARTICLE  XLVI.     62
46.1     HCPI  Rights     62
46.2     Change  in  Control  of  Lessor     63
46.3     Covenants  in  Initial  Facility  Mortgage     64

Exhibits:
--------

Exhibit  A     Legal  Description  of  the  Land
Exhibit  B     List  of  Lessor's  Personal  Property
Exhibit  C     Description  of  Facilities, Allocated Minimum Rent and Allocated
Value
Exhibit  D     [Intentionally  Omitted]
Exhibit  E     Property  Condition  Reports
Exhibit  F     List  of  Lessor  Addresses
Exhibit  G     [[Intentionally  Omitted]
Exhibit  H     List  of  Initial  Facility  Mortgages
Exhibit  I     List  of  Lessors,  Lessees and License Holders for each Facility
Exhibit  J     Form  of  Letter  of  Credit
Exhibit  K     [Intentionally  Omitted]
Exhibit  L     [Intentionally  Omitted]
Exhibit  M     Permitted  Competing  Facilities

                                      LEASE
     THIS MASTER LEASE ("Lease") is dated as of the sixth day of December, 2002, and is between EMERITUS REALTY VII, LLC, a Delaware limited liability company, EMERITUS REALTY V, LLC, a Delaware limited liability company, ESC-PORT ST. RICHIE, LLC, a Washington limited liability company, EMERITUS REALTY II, LLC, a Delaware limited liability company, EMERITUS REALTY XIV, LLC, a Delaware limited liability company, EMERITUS REALTY BOZEMAN, LLC, a Delaware limited liability company, EMERITUS REALTY III, LLC, a Delaware limited liability company, and EMERITUS REALTY PUYALLUP, LLC, a Delaware limited liability company (collectively, as "Lessor"), and EMERITUS CORPORATION, a Washington corporation, EMERITUS PROPERTIES V, INC., a Washington corporation, ESC-NEW PORT RICHEY, LLC, a Washington limited liability company, EMERITUS PROPERTIES II, INC., a Washington corporation, EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company, ESC-BOZEMAN, LLC, a Washington limited liability company, and EMERITUS PROPERTIES III, INC., a Washington corporation (collectively, and jointly and severally, as "Lessee").
ARTICLE  I.
1.1     Leased  Property;  Term.
        -----------------------
     Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor's rights and interest in and to the following with respect to each Facility (as defined below)  (collectively  the  "Leased  Property"):
(a)     the  real  property or properties described in Exhibits A-1 through A-11
                                                       -------------------------
attached  hereto  (collectively,  the  "Land");
(b) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind now or hereafter located on the Land including, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions funded by Lessor of each such Facility (collectively, the "Leased Improvements");
(c)     all  easements,  rights  and  appurtenances relating to the Land and the
Leased  Improvements  (collectively,  the  "Related  Rights");
(d) all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"); and
(e) the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto, together with all replacements,
               ----------
modifications, alterations and substitutes therefore (whether or not constituting an upgrade) (collectively, "Lessor's Personal Property").
     SUBJECT, HOWEVER, to the easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property as of the Commencement Date with respect to each portion of the Leased Property or which are created thereafter as permitted hereunder to have and to hold (i) for a Fixed Term (as defined below) and (ii) the Extended Terms provided for in
Article  XIX  unless  this  Lease is earlier terminated as hereinafter provided.
ARTICLE  II.
2.1     Definitions
        -----------
     . For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:
Additional  Charges:  As  defined  in  Article  III.
-------------------
Affiliate:  Any  Person which, directly or indirectly, controls or is controlled
---------
by or is under common control with any other Person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. When used with respect to any corporation, the term
"Affiliate" shall also include any Person which owns, directly or indirectly, fifty percent (50%) or more of any class of security of such corporation, but shall exclude any affiliate of Daniel R. Baty which but for its relationship with Daniel R. Baty would not be considered an Affiliate of Lessee. Allocated Minimum Rent: With respect to each Facility, the amount of Minimum
------------------------
Rent  allocated  to  such  Facility  as  set forth on Exhibit C attached hereto.
--                                                    ---------
Allocated  Value:  With  respect to each Facility, the "Allocated Value" related
----------------
to  such  Facility  as  set  forth  on  Exhibit  C  attached  hereto.
-                                       ----------
Appraiser:  As  defined  in  Article  XXXIV.
---------
Award:  All compensation, sums or anything of value awarded, paid or received on
-----
a  total  or  partial  Condemnation.
Base  Period:  The  period commencing on that date which is eighteen (18) months
------------
prior to the date any appraisal of any Facility is made pursuant to the provisions of Article XXXIV and ending on the date which is six (6) months prior to the date any such appraisal of the Facility is made.
BLS:  Bureau  of  Labor  Statistics,  U.S.  Department  of  Labor.
---
Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday which is not
------------
a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.
Capital  Additions:  With respect to any Facility, one or more new buildings, or
------------------
one or more additional structures annexed to any portion of any of the Leased Improvements of such Facility, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land of such Facility, during the Term, including construction of a new wing or new story, or the repair, replacement, restoration, remodeling or rebuilding of existing Leased Improvements on such Facility or any portion thereof where the purpose and effect of such work is to provide a functionally new facility in order to provide services not previously offered in such Facility.
Capital  Addition  Costs:  The  costs of any Capital Addition made to the Leased
------------------------
Property whether paid for by Lessee or Lessor, including (i) all permit fees and
--
other costs imposed by any governmental authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, but only to the extent approved by Lessor in writing and in advance if Lessor is funding such Capital Addition; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees;
(viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital
Addition,  including  (a)  the  reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; (f) rating agency fees; and (g) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition.
Cash  Flow:  With  respect  to each Facility, the net income from such Facility,
----------
determined  on  the basis of GAAP applied on a consistent basis, plus the sum of
--
(i) depreciation and amortization expense; (ii) Rent and other expenses payable hereunder, excluding, however, Impositions for such Facility; plus (iii) management fees for such Facility; less the sum of (y) a management fee allowance of five percent (5%) of Gross Revenues for such Facility during the corresponding period plus (z) an annual Two Hundred Dollar ($200) per unit reserve for such Facility, pro-rated for the corresponding period.
Cash  Flow  Coverage:  With respect to each Facility, for any period, calculated
--------------------
as of the last day of the period, the ratio of Cash Flow for such Facility attributable to such period to total Rent payable for such period under the Lease.
Closing  Date:  As  defined  in  the  HCPI  Loan  Documents.
-------------
Code:  The  Internal  Revenue  Code  of  1986,  as  amended.
----
Collateral:  As  defined  in  Section  16.10.1.
----------
Commencement Date:  The date hereof, which date is the same as the Closing Date.
-----------------
Condemnation:  The  exercise  of  any  governmental  power,  whether  by  legal
------------
proceedings  or  otherwise,  by  a  Condemnor or a voluntary sale or transfer by
--------
Lessor  to  any  Condemnor,  either  under threat of condemnation or while legal
----
proceedings  for  condemnation  are  pending.
----
Condemnor:  Any  public  or  quasi-public  authority,  or private corporation or
---------
individual,  having  the  power  of  Condemnation.
----
Consolidated  Financials:  For  any  fiscal  year or other accounting period for
------------------------
Lessee  and  its  consolidated Subsidiaries, statements of earnings and retained
---
earnings and of changes in financial position for such period and for the period
--
from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.
Consolidated  Net  Worth:  At  any time, the sum of the following for Lessee and
------------------------
its  consolidated Subsidiaries, on a consolidated basis determined in accordance
--
with  GAAP
(i) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus
(ii) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus
(iii) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting from a reversal of a reserve for bad debts or depreciation, and (iii) write-up resulting from a change in methods of accounting for inventory.
     Cost  of  Living  Index:  The Consumer Price Index for All Urban Consumers,
     -----------------------
U.S. City Average (1982-1984 = 100), published by the BLS, or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor and Lessee.
CPI  Increase:  For  each  applicable  Lease Year, the product of (a) percentage
-------------
increase,  if any, in (i) the Cost of Living Index published for the month which
---
is three (3) months prior to the commencement of such applicable Lease Year, over (ii) the Cost of Living Index published for the month which is three (3) months prior to the commencement of the immediately prior Lease Year, times (b)
                                                                       -----
two (2); provided, however, that in no event shall the CPI Increase be less than zero percent (0%) or more than two and three-fourths percent (2.75%).
Date  of Determination:  The date on which any Prepayment Premium is paid to any
----------------------
Facility  Mortgagee.
Date  of  Taking:  The  date  the  Condemnor  has the right to possession of the
----------------
property  being  condemned.
-----
Emeritus:  Emeritus  Corporation,  a  Washington  corporation.
--------
Emeritus  Realty:  Emeritus  Realty  Corporation,  a  Nevada  corporation.
----------------
Environmental  Costs:  As  defined  in  Article  XXXVII.
--------------------
Environmental  Laws:  Environmental  Laws shall mean any and all federal, state,
-------------------
municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of any Hazardous Substance, including the Industrial Site Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.
Event  of  Default:  As  defined  in  Article  XVI.
------------------
Extended  Term(s):  As  defined  in  Article  XIX.
-----------------
Facility:  Each  Facility  being (and to be) operated or proposed to be operated
--------
on  the  Leased  Property,  as more particularly described on Exhibit C attached
-                                                             ---------
hereto.
Facility  Mortgage:  As  defined  in  Article  XIII.
------------------
Facility  Mortgagee:  As  defined  in Article XIII; provided, however, that with
-------------------
respect to any matter relating to a particular Facility (including any matter in
--
which the consent or approval of a Facility Mortgagee is required in connection with any such matter relating to a particular Facility), as used herein, "Facility Mortgagee" shall mean only the Facility Mortgagee for such Facility. As of the Commencement Date, the "Facility Mortgagee" for each Facility shall be General Electric Capital Corporation.
Fair  market  Added Value:  With respect to each Facility, the Fair Market Value
-------------------------
(as hereinafter defined) of the Leased Property (including all Capital Additions) of such Facility less the Fair Market Value of the Leased Property of such Facility determined as if no Capital Additions financed by Lessee had been constructed.
Fair Market Rental:  With respect to each Facility, the fair market rental value
------------------
of  the  Leased  Property  of  such  Facility,  or  applicable  portion  thereof
(including any periodic increases therein), determined in accordance with the appraisal procedures set forth in Article XXXIV.
Fair  Market Value:  With respect to each Facility, the fair market value of the
------------------
Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, determined in accordance with the appraisal procedures set forth in Article XXXIV. Fair Market Value shall be the value obtained by assuming that the Leased Property is encumbered by this Lease. Further, in determining Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty, exit fee and other terms and conditions of any encumbrance which will not be removed at or prior to the date as of which Fair Market Value shall taken into account. The Leased Property shall be valued at its highest and best use which shall be presumed to be as a fully-permitted Facility operated in accordance with the provisions of this Lease. Fair Market Value of the Leased Property shall not include "going concern" or "business enterprise" value attributable to factors other than the highest and best use of the Leased Property. In addition, the following specific matters shall be factored  in  or  out,  as  appropriate,  in  determining  Fair  Market  Value:
     (i) The negative value of (a) any deferred maintenance or other items of repair or replacement of the Leased Property, (b) any then current or prior licensure or certification violations and/or admissions holds and (c) any other breach or failure of Lessee to perform or observe its obligations hereunder shall not be taken into account; rather, the Leased Property, and every part
       ---
thereof shall be deemed to be in the condition required by this Lease (i.e., good order and repair) and Lessee shall at all times be deemed to have operated the Facility in compliance with and to have performed all obligations of the Lessee under this Lease.
(ii)     The  occupancy  level  of the applicable Facility shall be deemed to be the  average  occupancy  during  the  Base  Period.
(iii) If the applicable Facility's Primary Intended Use includes a mixed use, then the average of such mix during the Base Period shall be taken into account.
     Fixed  Term:  The  period  of  time commencing on the Commencement Date and
     -----------
ending at 11:50 p.m. Los Angeles time on the expiration of the fifteenth (15th) Lease Year.
Fixtures:  With respect to each Facility, the Fixtures (as defined in Article I)
--------
of  such  Facility.
GAAP:  Generally  accepted  accounting  principles.
----
Gross  Revenues:  With  respect  to  each  Facility,  all  revenues  received or
---------------
receivable  from  or by reason of the operation of the Facility or any other use
-------
of the Leased Property of such Facility, Lessee's Personal Property and all Capital Additions including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions of such Facility, including, except as provided below, any consideration received under any commercial (as opposed to resident or patient) subletting, licensing or other arrangements with third parties (a "Commercial Sublessee") relating to the possession or use of any portion of the Leased Property and all Capital Additions; provided, however, that Gross Revenues shall not include:
(i) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business;
(iv) federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the  patient  or  other recipient of such services or goods, whether included in the  billing  or  stated  separately;
(v) contractual allowances (relating to any period during the Term of the Lease) for billings not paid by or received from the appropriate governmental agencies or third party providers; and
(vi) all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting.
     Gross Revenues for each Lease Year of such Facility shall reflect all cost report settlement adjustments, whether positive or negative, received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year that such settlement amounts are applicable to; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Commencement Date, such settlement amounts shall not be reflected in Gross Revenues for the Lease Year of such Facility in which such settlement amounts are received or paid. Gross Revenues shall include the Gross Revenues of any Commercial Sublessee with respect to any applicable portion of the Leased Property and/or any Capital Additions, i.e., the Gross Revenues generated from the operations conducted on or from such portion shall be included directly in the Gross Revenues and the rent received or receivable by Lessee from such Commercial Sublessee shall be excluded from Gross Revenues for such purpose.
Guarantors:  Emeritus,  and  any  future  guarantor  of  all  or  any portion of
----------
Lessee's obligations pursuant to this Lease (each, individually, a "Guarantor").
-------
Guaranty:  The  Guaranty  of  even  date  herewith  executed  by  Emeritus, as a
--------
Guarantor,  and  any  future  written guaranty of Lessee's obligations hereunder
-------
executed  by  a  Guarantor.
---
Handling:  As  defined  in  Article  XXXVII.
--------
Hazardous  Substances:  Collectively,  any  petroleum,  petroleum  product  or
---------------------
byproduct  or  any  substance, material or waste regulated or listed pursuant to
-------
any  Environmental  Law.
--
HCPI:  Health  Care  Property  Investors,  Inc., a Maryland corporation, and its
----
successors  and  assigns.
---
HCPI  Loan Agreement:  That certain Loan Agreement dated as of December __, 2002
--------------------
by and between HCPI, as lender, and Emeritus Realty, as borrower, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.
HCPI  Loan  Documents:  Collectively,  the  HCPI  Loan Agreement, and all of the
---------------------
other  documents  included within the definition of "Loan Documents" in the HCPI
----
Loan Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.
Impositions:  Collectively,  all  taxes,  including capital stock, franchise and
-----------
other  state taxes of Lessor (or, if Lessor is not an Affiliate of HCPI, of HCPI
--
as a result of its ownership (whether direct or indirect) in such Lessor), ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; ground rents; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon
(i) Lessor or Lessor's interest in the Leased Property, (ii) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person,
(b) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (c) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or
(d) any principal or interest on any indebtedness on the Leased Property owed to a Facility Mortgagee for which Lessor is the obligor, except to the extent that any tax, assessment, tax levy or charge, which is otherwise included in this definition, and a tax, assessment, tax levy or charge set forth in clause (a) or
(b) is levied, assessed or imposed in lieu thereof or as a substitute therefor. Initial Facility Mortgages: The Facility Mortgages set forth on Exhibit H
----------------------------                                           ---------
attached  hereto,  together with any amendments, renewals or extensions thereto.
-----
Insurance  Requirements:  The  terms  of  any  insurance policy required by this
-----------------------
Lease and all requirements of the issuer of any such policy and of any insurance
----
board, association, organization or company necessary for the maintenance of any such policy.
Intangible Property:  All accounts, proceeds of accounts, rents, profits, income
-------------------
or revenues derived from the use of rooms or other space within the Leased Property or the providing of services in or from the Leased Property; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, causes of action, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee's operation or use of the Leased Property; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee's use of the Leased Property for its Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with the Facility; and any and all third-party provider agreements (including Medicare and Medicaid).
Land:  With  respect  to  each  Facility,  the  Land  (as  defined in Article I)
----
relating  to  such  Facility.
----
Lease:  As  defined  in  the  preamble.
-----
Lease  Year:  Each period of twelve (12) full calendar months from and after the
-----------
Commencement  Date,  unless  the Commencement Date is a day other than the first
(1st) day of a calendar month, in which case the first Lease Year shall be the period commencing on the Commencement Date and ending on the last day of the eleventh (11th) month following the month in which the Commencement Date occurs and each subsequent Lease Year shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term.
Leased Improvements:  With respect to each Facility, the Leased Improvements (as
-------------------
defined  in  Article  I)  of  such  Facility.
Leased Property:  With respect to each Facility, the Leased Property (as defined
---------------
in  Article  I)  of  such  Facility.
Legal  Requirements:  All  federal,  state,  county,  municipal  and  other
-------------------
governmental  statutes,  laws  (including  common  law  and Environmental Laws),
-----------
rules,  policies,  guidance,  codes,  orders,  regulations, ordinances, permits,
-----
licenses,  covenants,  conditions,  restrictions,  judgments,  decrees  and
----
injunctions affecting either the Leased Property, Lessee's Personal Property and
----
all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee's
Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance.
Lender:  Initially,  HCPI  in  its  capacity  as  lender  under  the  HCPI  Loan
------
Agreement,  and  also  its  successors and assigns as lender under the HCPI Loan
------
Agreement.
---
Lessee:  As defined in the preamble; provided, however that with respect to each
------
Facility, only the License Holder with respect to such Facility shall be entitled to operate or maintain such Facility or be entitled to legal possession of such Facility, and in no event shall any Lessee other than the applicable License Holder with respect to such Facility be entitled to operate or maintain such Facility or be entitled to legal possession of such Facility or take other actions with respect to such Facility to the extent that such operations or the taking of such actions would violate the licensure requirements or other laws or regulations of any governmental authority with respect to such Facility. Notwithstanding the foregoing, nothing herein shall affect the joint and several liability of the Lessees.
Lessee's  Personal  Property:  With  respect  to  each  Facility,  the  Personal
----------------------------
Property  other  than  Lessor's Personal Property, allocable or relating to such
-------
Facility.
--
Lessor:  As defined in the preamble; provided, however, that with respect to any
------
matter as it relates to a particular Facility (including, but not limited to, any matter in which Lessor's consent or approval is required for a particular Facility), as used herein, "Lessor" shall mean only that Lessor which is the fee owner of such Facility. As of the date hereof, the "Lessor" for each Facility is as set forth on Exhibit I attached hereto.
                        ----------
Lessor's  Personal  Property:  With  respect to each Facility, Lessor's Personal
----------------------------
Property  (as  defined  in  Article  I)  allocable or relating to such Facility.
--
Letter  of  Credit  Amount:  For  each Lease Year, an amount equal to one-fourth
--------------------------
(1/4)  of  the annual total Minimum Rent payable under this Lease for such Lease
---
Year.
Letter  of  Credit  Date:  As  defined  in  Section  21.2.
------------------------
License  Holder:  With  respect  to  any  Facility,  the  Lessee  that holds all
---------------
permits,  licenses,  approvals,  entitlements and other authorizations issued by
-------
governmental  authorities  necessary  to  operate  such Facility for its Primary
--
Intended  Use.
--
Minimum  Rent:  The  sum  of  Allocated  Minimum Rent for all of the Facilities.
-------------
Minimum  Repurchase  Price:  With  respect  to each Facility, the sum of (i) the
--------------------------
Allocated  Value  with  respect  to such Facility plus (ii) any Capital Addition
---
Costs  funded  by  Lessor  with  respect  to  such  Facility.
---
New  Lease:  As  defined  in  Section  31.2.1.
----------
New  Lease  Effective  Date:  As  defined  in  Section  31.2.1.
---------------------------
Officer's  Certificate:  A certificate of Lessee signed by an officer authorized
----------------------
to  so  sign  by  its  board  of  directors  or  by-laws.
Overdue  Rate:  On  any date, a rate equal to 2% above the Prime Rate, but in no
-------------
event greater than the maximum rate then permitted under applicable law. Payment Date: Any due date for the payment of the installments of Minimum Rent
-------------
or  any  other  sums  payable  under  this  Lease.
Person:  Any  individual,  corporation, partnership, joint venture, association,
------
joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.
Personal  Property:  With respect to each Facility, all machinery, furniture and
------------------
equipment, including phone systems and computers, trade fixtures, inventory, supplies and other personal property used or useful in the use of the Leased
Property  for  its  Primary  Intended  Use,  other  than  Fixtures.
Prepayment  Lease  Rate:  For  the  first  (1st)  Lease Year of the Term, twelve
-----------------------
percent  (12%);  provided,  however,  that commencing upon the expiration of the
-----
first  (1st)  Lease  Year of the Term and upon the expiration of each Lease Year
---
thereafter  during  the  applicable Term (including the Extended Terms, if any),
--
the then current "Prepayment Lease Rate" shall be adjusted to an amount equal to
--
the  product of (a) the then-current Prepayment Lease Rate, times the sum of (b)
                                                            -----
(i) one (1), plus (ii) the applicable CPI Increase for such Lease Year. Prepayment Premium: Any prepayment premium, prepayment penalty, exit fee or
-------------------
other  similar  amount  due in connection with (a) the purchase by the Lender of
---
any  Initial  Facility Mortgage following an Event of Default hereunder or under
--
the Initial Facility Mortgage, or (b) a prepayment (whether partial or full) of any Initial Facility Mortgage.
Primary  Intended  Use:  With  respect  to  each  Facility,  an  Alzheimer  care
----------------------
congregate  care,  assisted  living  or skilled nursing facility, and such other
--------
uses  necessary  or incidental to such use.  As of the date hereof, the "Primary
---
Intended  Use"  is  as  set  forth on Exhibit C attached hereto and incorporated
-                                     ---------
herein  by  this  reference.
Prime Rate:  On any date, a rate equal to the annual rate on such date announced
----------
by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder.
Priority  Encumbrances:  As  defined  in  Article  XXXVI.  Without  limiting the
----------------------
definition  therein,  "Priority  Encumbrances"  shall  also  include the Initial
-----
Facility  Mortgages.
-----
Property Condition Reports:  The reports described on Exhibit E attached hereto.
--------------------------                            ---------
Rent:  Collectively,  the Minimum Rent and Additional Charges, all as defined in
----
Article  III.
SEC:  Securities  and  Exchange  Commission.
---
Separated  Property:  As  defined  in  Section  31.2.
-------------------
State:  With  respect  to  each Facility, the State or Commonwealth in which the
-----
Leased  Property  for  such  Facility  is  located.
--
Subsidiaries:  Corporations,  limited  liability  companies  or partnerships, in
------------
which  Lessee owns, directly or indirectly, more than 50% of the voting stock or
---
partnership,  membership  or  other  equity  interest,  respectively.
Term:  Collectively, the Fixed Term and any Extended Term(s), as the context may
----
require,  unless  earlier  terminated.
Transfer  Consideration:  As  defined  in  Article  XXIV.
-----------------------
Unavoidable  Delays:  Delays  due  to  strike,  lockout,  inability  to  procure
-------------------
materials,  power  failure,  act of God, governmental restriction, enemy action,
-------
civil commotion, fire, unavoidable casualty or other cause beyond the control of
--
the party responsible for performing an obligation hereunder; provided, however, that a lack of funds shall not be deemed a cause beyond the control of either party hereto.
Unsuitable for Its Primary Intended Use:  With respect to each Facility, a state
---------------------------------------
or  condition  of  such Facility such that by reason of damage or destruction or
Condemnation, in the good faith judgment of Lessor and Lessee, such Facility cannot be operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of units and usable beds affected by such damage or destruction or Condemnation.
ARTICLE  III.
3.1     Rent.
        ----
       From and after the Commencement Date Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent during the Term. Payments of Rent shall be made by wire transfer of funds initiated by Lessee to Lessor's account or to such other Person as Lessor from time to time may designate in writing.
3.1.1     Allocated  Minimum  Rent.  For  the  period from the Commencement Date
          ------------------------
through and including the expiration of the first (1st) Lease Year in the Fixed Term, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for each Facility the amounts allocated to and set forth opposite such Facility on Exhibit Cattached hereto and incorporated herein by this reference, in advance
      ----
on  or  before  the  first  day  of  each  calendar  month.
3.1.2     Allocated  Minimum  Rent  Increases.  Subject  to  any  increases  in
          -----------------------------------
Sections  3.1.3  and  3.1.4  below,  commencing upon the expiration of the first
(1st) Lease Year of the Term and upon the expiration of each Lease Year thereafter during the applicable Term (including the Extended Terms, if any), the then current monthly "Allocated Minimum Rent" for each Facility shall be adjusted to an amount equal to one-twelfth (1/12) of the amount equal to the product of (a) annual Allocated Minimum Rent paid or payable for such Facility for the immediately prior Lease Year, times (b) the sum of (x) one (1), plus (y)
                                      -----
     the  applicable  CPI  Increase  for  such  Lease  Year.
3.1.3     Increase  in  Minimum  Rent By Reason of a Prepayment Premium.  If (x)
          -------------------------------------------------------------
any Payment Party (as defined below) pays (whether directly or indirectly) any Prepayment Premium with respect to any Initial Facility Mortgage of a Facility, and (y) such Payment Party is not reimbursed in full for such Prepayment Premium by Lessee within fifteen (15) days after demand by such Payment Party, then the then monthly Allocated Minimum Rent for such Facility shall be increased effective as of the Date of Determination, by an amount equal to one-twelfth (1/12) of the product of (a) the Prepayment Lease Rate, times (b) the amount of such Prepayment Premium so paid by a Payment Party. In such event, Lessor shall determine the new monthly "Allocated Minimum Rent" for such Facility pursuant to this Section 3.1.3 and Lessor shall give Lessee notice thereof and shall indicate in such notice how the new monthly Allocated Minimum Rent for such Facility was computed. Within ten (10) days after receipt of Lessor's notice, Lessee shall pay to Lessor an amount equal to the new monthly Allocated Minimum Rent for such Facility times the number of months from the Date of Determination to the date of receipt of Lessor's notice (prorated for any partial month), less the aggregate amount paid by Lessee on account of monthly Allocated Minimum Rent for such Facility the same period. Thereafter, Lessee shall pay monthly Allocated Minimum Rent for such Facility at the new rate set forth in Lessor's notice. As used herein, a "Payment Party" shall mean either (i) Lender, (ii) an Affiliate of Lender, (iii) Lessor, if the interest in such Lessor which has been pledged as security to Lender is owned (whether directly or indirectly, and irrespective of how such ownership is acquired) by Lender or an Affiliate of Lender, or (iv) Lessor, if the interest in such Lessor which has been pledged as security to Lender such Lessor will be owned (whether directly or indirectly, and irrespective of how such ownership is acquired) by Lender or an Affiliate of Lender immediately following any Prepayment Premium.
3.1.4     Increase  in  Minimum Rent For Failure to Obtain Letter of Credit.  If
          -----------------------------------------------------------------
Lessee fails to obtain a letter of credit in accordance with Article XXI, then for such time as Lessee has failed to obtain such letter of credit, the then monthly Allocated Minimum Rent for each Facility shall be increased to an amount equal to one hundred and one percent (101%) of the then monthly Allocated Minimum Rent.
3.2     [Intentionally  Omitted]
        ------------------------
3.3     [Intentionally  Omitted]
3.4     [Intentionally  Omitted]
3.5     Additional  Charges
     . In addition to the Minimum Rent, (i) Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable, and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent.
3.6     Late  Payment  of  Rent
        -----------------------
     . Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent will cause Lessor to incur costs not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Such costs may include processing and accounting charges and late charges which may be imposed on Lessor by the terms of any loan agreement and other expenses of a similar or dissimilar nature. Accordingly, if any installment of Rent other than Additional Charges payable to a Person other than Lessor shall not be paid within three (3) Business Days after its due date, Lessee will pay Lessor on demand a late charge equal to the lesser of (i) five percent (5%) of the amount of such installment or (ii) the maximum amount permitted by law. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. The parties further agree that such late charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Lessor and Lessee. In addition, the amount unpaid, including any late charges, shall bear interest at the Overdue Rate compounded monthly from the due date of such installment to the date of payment thereof, and Lessee shall pay such interest to Lessor on demand. The payment of such late charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Lessor from exercising any other rights and remedies available to Lessor.
3.7     Net  Lease
        ----------
     . This Lease is and is intended to be what is commonly referred to as a "net, net, net" or "triple net" lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount or benefit of the installments of Minimum Rent and Additional Charges throughout the Term with respect to each Facility, all as more fully set forth in Article IV and subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges.
ARTICLE  IV.
4.1     Impositions.
        -----------
4.1.1 Subject to Article XII relating to permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.
4.1.2 Lessor shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements with respect to or relating to the Leased Property, all Capital Additions and Lessee's Personal Property.
4.1.3 Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any other refund shall be paid over to or retained by Lessor and applied to the payment of Lessee's obligations under this Lease in such order of priority as Lessor shall determine.
4.1.4 Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee shall file all personal property tax returns in such jurisdictions where it must legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.
4.1.5 Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.
4.1.6 Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.
4.1.7 Impositions imposed or assessed in respect of the tax-fiscal period during which the Term terminates with respect to such Facility shall be adjusted and prorated between Lessor and Lessee with respect to such Facility, whether or not such Imposition is imposed or assessed before or after such termination, and Lessee's obligation to pay its prorated share thereof shall survive such termination with respect to such Facility.
4.2     Utilities
        ---------
     . Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions thereto. Lessee shall also pay or reimburse Lessor for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof with respect to any Facility may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property or any portion thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property, including any and all costs and expenses associated with any utility, drainage and parking easements.
4.3     Insurance
        ---------
     . Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.
4.4     Impound  Account
        ----------------
     . Lessor may, at its option to be exercised by thirty (30) days' written notice to Lessee, require Lessee to deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth of Lessee's estimated annual taxes, of every kind and nature, required pursuant to Section 4.1 plus, if Lessee fails to pay any insurance premium in a timely manner as required by this Lease, one-twelfth of Lessee's estimated annual insurance premiums required pursuant to
Section 4.3, into an impound account as directed by Lessor, with credit to Lessee for any amounts impounded pursuant to the Initial Facility Mortgages for such purposes. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. The cost of administering such impound account shall be paid by Lessee. Nothing in this Section 4.4 shall be deemed to affect any right or remedy of Lessor hereunder.
4.5     Tax  Service
        ------------
     . If requested by Lessor, Lessee shall, at its sole cost and expense, cause to be furnished to Lessor a tax reporting service, to be designated by Lessor, covering the Leased Property.
4.6     Initial  Facility  Mortgages
        ----------------------------
     . Notwithstanding anything to the contrary contained in this Lease, during the Term of this Lease, Lessee shall be solely responsible and hereby covenants to fund and maintain any and all impound, escrow or other reserve or similar accounts required under any Initial Facility Mortgage as security for or otherwise relating to any operating expenses of the Facility, including any capital repair or replacement reserves and/or impounds or escrow accounts for Impositions or insurance premiums (each an "Operating Reserve Account"), but excluding any so-called debt service or loan payment sinking funds required under any such Initial Facility Mortgage and excluding any such accounts (or modified requirements with respect to any existing Operating Reserve Account) required by virtue of any amendment to the Initial Facility Mortgages after the date hereof unless (i) Lessee consents in writing to such amendments, which consent shall not be unreasonably withheld, or (ii) such account(s) required by virtue of any such amendment(s) do not materially increase Lessee's monetary obligations under this Section 4.6. During the Term of this Lease and provided that no Event of Default shall have occurred and be continuing hereunder, Lessee shall, subject to the terms and conditions of such Operating Reserve Account and the requirements of the Facility Mortgagee(s) under such Initial Facility Mortgages, have access to and the right to apply or use (including for reimbursement) to the same extent of Lessor all monies held in each such Operating Reserve Account for the purposes and subject to the limitations for which such Operating Reserve Account is maintained; Lessor agrees to reasonably cooperate with Lessee in connection therewith. The right of Lessee to use and apply such Operating Reserve Account monies in accordance with the foregoing shall also apply to any monies currently held or maintained in an Operating Reserve Account as of the date hereof, regardless whether originally funded by Lessor or Lessee.
ARTICLE  V.
5.1     No  Termination,  Abatement,  etc
        ---------------------------------
     . Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation of the Leased Property or any portion thereof; (ii) other than a result of Lessor's willful misconduct or gross negligence, the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, the interference with such use by any Person or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties; (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. However, nothing shall preclude Lessee from bringing a separate action and Lessee is not waiving other rights and remedies not expressly waived herein. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Lessee's agreement that any eviction by paramount title as described in item (ii) above shall not affect Lessee's obligations under this Lease shall not in any way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such eviction, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance, and Lessor, upon request by Lessee, shall assign Lessor's rights under such policies to Lessee provided such assignment does not adversely affect Lessor's rights under any such policy and provided further that Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such assignment.
5.2     Termination  with  Respect  to  Fewer  than  All  of  the  Facilities
        ---------------------------------------------------------------------
     . Wherever in this Lease the action of terminating the Lease with respect to a Facility (or action of similar import) is discussed, such action shall mean the termination of Lessee's rights in and to the Leased Property relating to such Facility. Notwithstanding anything in this Lease to the contrary, if this Lease shall be terminated by Lessor or Lessee pursuant to rights granted hereunder with respect to any Facility, such termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so terminated by Lessor, and this Lease shall continue in full force and effect with respect to each other such Facility, except that the total Minimum Rent payable hereunder shall be reduced by the amount of Allocated Minimum Rent with respect to such Facility as to which this Lease has so terminated, subject, however, to Lessor's right, in the event of a termination because of an Event of Default, to recover damages with respect to any such Facility as to which this Lease has been terminated as provided in Article XVI.
ARTICLE  VI.
6.1     Ownership  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease. Upon the expiration or earlier termination of this Lease with respect to any Facility
Lessee shall, at its expense, restore the Leased Property relating to such Facility to the condition required by Section 9.1.4.
6.2     Personal  Property
        ------------------
     . During the Term, Lessee may, as necessary and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee's Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3, 6.10 and 35.4, Lessor shall have no rights to Lessee's Personal Property. With respect to each Facility, Lessee shall provide and maintain during the entire Term applicable to such Facility all Personal Property necessary in order to operate the Facility in compliance with all licensure and certification requirements, all Legal Requirements and all Insurance Requirements and for the Primary Intended Use and as required, in Lessee's prudent business judgment, to meet the needs of residents of the Facility.
6.3     Transfer  of  Personal  Property  and  Capital  Additions  to  Lessor
        ---------------------------------------------------------------------
     . Upon the expiration or earlier termination of this Lease with respect to a Facility, all Capital Additions not owned by Lessor and Lessee's Personal Property relating to such Facility which does not provide a new function with respect to Lessor's Personal Property relating to such Facility shall become the property of Lessor, free of any encumbrance and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance. Except as set forth in Sections 10.3 and 10.4 below (if applicable), upon the expiration or earlier termination of this Lease with respect to any Facility, Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions, and/or improvements that are surrendered as part of or with the Leased Property or Capital Additions of such Facility.
ARTICLE  VII.
7.1     Condition  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges receipt and delivery of possession of the Leased Property and confirms that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and, as of the Commencement Date with respect to each portion of the Leased Property, has found the same to be in good order and repair, free from Hazardous Substances not in compliance with Legal Requirements (except as disclosed on the Property Condition Reports) and satisfactory for its purposes hereunder. Regardless, however, of any examination or inspection made by Lessee and whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the Commencement Date. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.
7.2     Use  of  the  Leased  Property.
        ------------------------------
7.2.1 Lessee covenants that it will obtain and maintain all authorizations and approvals needed to use and operate the Leased Property and each Facility for such Facility's respective Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder in accordance with Legal Requirements including applicable licenses, provider agreements, permits, and, if appropriate, Medicare and/or Medicaid certification.
7.2.2 Lessee shall use or cause to be used the Leased Property and the improvements thereon of each Facility for its Primary Intended Use. Lessee shall not use the Leased Property or any portion thereof or any Capital Addition thereto for any other use without the prior written consent of Lessor, which consent Lessor may withhold in its sole discretion.
7.2.3 Lessee shall operate continuously the Leased Property and all Capital Additions of each Facility in accordance with its Primary Intended Use. Lessee shall devote the entirety of each Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office or storage space uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or take any other action (e.g., removing patients or residents from any Facility or directing patients or residents, or prospective patients or residents, to another Facility) which would materially reduce Gross Revenues. Lessee shall at all times maintain an adequate staff for the service of its residents and/or patients. Lessee shall employ its best judgment, efforts and abilities to operate the entirety of each Facility in such a manner so as to maximize Gross Revenues and to enhance the reputation and attractiveness of each Facility.
7.2.4 Lessee shall conduct its business at each Facility in conformity with prudent standards of patient or resident care practice.
7.2.5 Lessee shall not commit or suffer to be committed any waste on the Leased Property or any Capital Addition thereto or cause or permit any nuisance thereon.
7.2.6 Lessee shall neither suffer nor permit the Leased Property or any portion thereof or any Capital Addition thereto financed by Lessor to be used in such a manner as (i) might reasonably tend to impair Lessor's title thereto or to any portion thereof or (ii) may make possible a claim of adverse use or possession, or an implied dedication of the Leased Property or any portion thereof  or  any  Capital  Addition  thereto  financed  by  Lessor.
7.2.7 There shall be no change of any License Holder for any Facility without Lessor's prior written consent, which consent may be given or withheld in Lessor's sole and absolute discretion.
7.3     Lessor  to  Grant  Easements,  etc
        ----------------------------------
     . Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense,  but  subject  to  the  approval of Lessor, which approval shall not be unreasonably withheld or delayed (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer's Certificate stating that such grant release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.
7.4     Preservation  of  Facility  Value
        ---------------------------------
     .  Lessee  acknowledges  that  the  value  of the Facility is dependent, in part, on the concentration on the Leased Property during the Term of the assisted living business of Lessee and its Affiliates in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from any Facility to other facilities or institutions owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates will have a material adverse impact on the value and utility of the Leased Property. Accordingly, Lessor and Lessee agree as follows:
7.4.1 During the Term, neither Lessee nor any of its Affiliates, shall directly or indirectly, operate, own, manage or have any interest in or otherwise participate in or receive revenues from any other facility or institution providing services or similar goods to those provided in connection with any Facility and the Primary Intended Use (which Lessee did not operate, own, manage or have any interest in on the Commencement Date), within a ten (10)
     mile radius outward from the outside boundary of the Leased Property of such Facility. All distances shall be measured on a straight line rather than on a driving distance basis. In the event that any portion of such other facility or institution is located within such restricted area the entire facility or institution shall be deemed located within such restricted area. Notwithstanding the foregoing, the provisions of this Section 7.4.1 shall not apply to Lessee's operation of the facilities and institutions set forth on Exhibit M attached hereto and incorporated herein. Lessor shall have all rights
    -----
at  law  and  in  equity  available  to Lessor as a result of any breach of this
Section  7.4  hereunder.
ARTICLE  VIII.
8.1     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
        ------------------------------------------------------------------------
     . Subject to Article XII regarding permitted contests, Lessee, at its expense, shall promptly (i) comply with all Legal Requirements and Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee's Personal Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or Capital Additions thereto or interfere with the use and enjoyment of the Leased Property and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements (but only to the extent Lessee, in its prudent business judgment, elects to participate in the Medicare, Medicaid or other third party payor programs) and other authorizations required for the use of the Leased Property, Lessee's Personal Property and all Capital Additions for the applicable Primary Intended Use and any other use of the Leased Property, Lessee's Personal Property and all Capital Additions then being made, and for the proper erection, installation, operation and maintenance of the Leased Property, Lessee's Personal Property and all Capital Additions. In an emergency or in the event of a breach by Lessee of its obligations hereunder which is not cured within any applicable cure period, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions thereto and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property and Capital Additions thereto, and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee's Personal Property and all Capital Additions shall not be used for any unlawful purpose.
ARTICLE  IX.
9.1     Maintenance  and  Repair.
        ------------------------
9.1.1 Lessee, at its expense, shall maintain the Leased Property, and every portion thereof, Lessee's Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee's control in good order and repair whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, Lessee's Personal Property and all Capital Additions, and, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, including, without limitations all repairs described in Section 9.1.6 within the time periods specified in Section 9.1.6, and those necessary to comply with changes in any Legal Requirements, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof or any Capital Addition thereto for its Primary Intended Use.
9.1.2 Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.
9.1.3 Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof or any Capital Addition thereto; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof or any Capital Addition thereto.
9.1.4 Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term with respect to a Facility, vacate and surrender the Leased Property, Lessor's Personal Property, Lessee's Personal Property and all Capital Additions in each case with respect to such Facility, to Lessor in the condition in which such Leased Property and Lessor's Personal Property were originally received from Lessor and such Lessee's Personal Property and Capital Additions were originally introduced to such Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear.
9.2     Encroachments,  Restrictions,  Mineral  Leases,  etc
        ----------------------------------------------------
     . If any of the Leased Improvements or Capital Additions shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, or any part thereof or any Capital Addition thereto, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any Capital Addition thereto is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals, then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition thereto, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition thereto, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition thereto for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance and Lessor, upon request by Lessee, shall assign Lessor's rights under such policies to Lessee provided such assignment does not adversely affect Lessor's rights under any such policy and provided further that Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such assignment. Lessor agrees to use reasonable efforts to seek recovery under any policy of title or other insurance under which Lessor is an insured party for all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment as set forth in this Section 9.2; provided, however, that in no event shall Lessor be obligated to institute any litigation, arbitration or other  legal  proceedings  in  connection  therewith.
ARTICLE  X.
10.1     Construction  of  Capital  Additions  to  the  Leased  Property.
         ---------------------------------------------------------------
10.1.1     Requests.
           --------
     With respect to each Facility, no Capital Addition shall be made which would tie in or connect any Leased Improvements with any improvements on property adjacent to the Land of such Facility without Lessor's approval which may be withheld in Lessor's sole and absolute discretion. All other Capital Additions shall be subject to Lessor's review and approval which approval shall not be unreasonably withheld. For any Capital Addition which does not require the approval of Lessor, Lessee shall, prior to commencing construction of such Capital Addition, provide to Lessor a written description of such Capital Addition and on an ongoing basis supply Lessor with related documentation and information as Lessor may reasonably request. If Lessee desires to make a Capital Addition for which Lessor's approval is required, Lessee shall submit to Lessor in reasonable detail a general description of the proposal, the projected cost of construction and such plans and specifications, permits, licenses, contracts and other information concerning the proposal as Lessor may reasonably request. Such description shall indicate the use or uses to which such Capital
Addition will be put and the impact, if any, on current and forecasted gross revenues and operating income attributable thereto. It shall be reasonable for Lessor to condition its approval of any Capital Addition upon any or all of the following terms and conditions:
(a) Such construction shall be effected pursuant to detailed plans and specifications approved by Lessor;
(b) Such construction shall be conducted under the supervision of a licensed architect or engineer selected by Lessee and approved by Lessor;
(c) Lessee shall have procured or caused to be procured a performance and payment bond for the full value of such construction, which such bond shall name Lessor as an additional obligee and otherwise be in form and substance and issued  by  a  Person  reasonably  satisfactory  to  Lessor;  and
(d) Such construction shall not be undertaken unless Lessee demonstrates to the reasonable satisfaction of Lessor the financial ability to complete the construction without adversely affecting its cash flow position or financial viability.
10.2     Construction  Requirements  for  all  Capital  Additions
         --------------------------------------------------------
     .  Whether or not Lessor's review and approval is required, for all Capital
Additions:
(a) Such construction shall not be commenced until Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, and Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and
     (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;
(b) Such construction shall not, and Lessee's licensed architect or engineer shall certify to Lessor that such construction shall not, impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;
(c) Lessee's licensed architect or engineer shall certify to Lessor that the detailed plans and specifications conform to and comply with all applicable building, subdivision and zoning codes, laws, ordinances and regulations imposed by all governmental authorities having jurisdiction over the Leased Property of the applicable Facility;
(d) Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;
(e) During and following completion of such construction, the parking which is located in the applicable Facility or on the Land of such Facility shall remain adequate for the operation of such Facility for its Primary Intended Use and in no event shall such parking be less than that which was or is required by law or which was located in such Facility or on the Land prior to such construction; provided, however, with Lessor's prior consent and at no additional expense to Lessor, (i) to the extent additional parking is not already a part of a Capital Addition, Lessee may construct additional parking on the Land; or (ii) Lessee may acquire off-site parking to serve such Facility as long as such parking shall be dedicated to, or otherwise made available to serve, such Facility;
(f) All work done in connection with such construction shall be done promptly and in a good and workmanlike manner using first-class materials and in conformity with all Legal Requirements; and
(g) Promptly following the completion of such construction, Lessee shall deliver to Lessor "as built" drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee to supervise such work, and copies of any new or revised Certificates of Occupancy.
10.3     Funding  by  Lessor.
         -------------------
10.3.1 Lessee may request that Lessor fund a Capital Addition, in which case Lessee shall provide to Lessor any information about such Capital Addition which Lessor may reasonably request. Lessor may, but shall be under no obligation to, provide the funds necessary to meet the request. Within thirty
(30) days of receipt of a request to fund a proposed Capital Addition, Lessor shall notify Lessee as to whether it will fund the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. Lessee shall have ten (10) days to accept or reject Lessor's funding proposal. In no event shall the portion of the projected Capital Addition Cost comprised of land, if any, materials, labor charges and fixtures be less than ninety percent (90%) of the total amount of the projected cost of such Capital Addition.
10.3.2 If Lessor agrees to fund a proposed Capital Addition and Lessee accepts the terms thereof, Lessee shall provide Lessor with the following prior to any advance of funds:
(a) any information, certificates, licenses, permits or documents requested by Lessor which are necessary and obtainable to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;
(b) an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in reasonable detail the projected or actual Capital Addition Costs;
(c) an amendment to this Lease, in a form prepared by Lessor and reasonably agreed to by Lessee, providing for an increase in the Rent in amounts as agreed upon by the parties hereto and other provisions as may be necessary or appropriate;
(d) a deed conveying title to Lessor to any land acquired for the purpose of constructing the Capital Addition free and clear of any liens or encumbrances except those approved by Lessor, and accompanied by an ALTA survey thereof satisfactory to Lessor;
(e) for each advance, endorsements to any outstanding policy of title insurance covering the Leased Property or commitments therefor satisfactory in form and substance to Lessor (i) updating the same without any additional exception except as may be approved by Lessor and (ii) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition, except to the extent covered by the owner's policy of title insurance referred to in subparagraph (f), below;
(f) if appropriate, an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor free and clear of all liens and encumbrances except those that do not materially affect the value of such land and do not interfere with the use of the Leased Property or are approved by Lessor;
(g) if requested by Lessor, a M.A.I. appraisal of the Leased Property indicating that the Fair Market Value of the Leased Property upon completion of the Capital Addition will exceed the Fair Market Value of the Leased Property immediately prior thereto by an amount not less than ninety-five percent (95%) of the cost of the Capital Addition; and
(h) such other billing statements, invoices, certificates, endorsements, opinions, site assessments, surveys, resolutions, ratifications, lien releases and waivers and other instruments and information reasonably required by Lessor.
10.4     Capital  Additions  Financed  by  Lessee
         ----------------------------------------
     .  If  Lessee  provides or arranges such financing, this Lease shall be and hereby  is  amended  to  provide  as  follows:
(a) The Gross Revenues attributable to such Capital Addition and all other Capital Additions, if any, financed by Lessee, shall be deemed to be an amount which bears the same proportion to the total Gross Revenues from the entire Leased Property (including all Capital Additions) of such Facility as the Fair Market Added Value of all said Capital Additions to such Facility financed by
Lessee bears to the Fair Market Value of the entire Leased Property (including all Capital Additions) immediately after completion of said Capital Addition. The above referenced proportion of the Fair Market Added Value of Capital Additions to a Facility paid for by Lessee to the Fair Market Value of the entire Leased Property of such Facility expressed as a percentage is referred to herein as the "Added Value Percentage" for such Facility. The Added Value Percentage determined as provided above for Capital Additions financed by Lessee with respect to a Facility shall remain in effect for such Facility until any subsequent Capital Addition to such Facility with respect to a Facility financed by Lessee is completed.
(b) There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.
(c) Upon the expiration or earlier termination of this Lease with respect to a Facility, except by reason of the default by Lessee hereunder, Lessor shall compensate Lessee for all Capital Additions financed by Lessee with respect to such Facility:
(i) By purchasing such Capital Additions from Lessee for cash in the amount of the then Fair Market Added Value of such Capital Additions; or
(ii)     By  such  other  arrangement  regarding  such  compensation as shall be mutually  and  reasonably  acceptable  to  Lessor  and  Lessee.
ARTICLE  XI.
11.1     Liens
         -----
     . Subject to the provisions of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Addition thereto or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) matters that exist as of the Commencement Date; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or GAAP shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII;
(viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI; and (ix) liens related to equipment leases for equipment which is used or useful in Lessee's business on the Leased Property, provided that the payment of any sums due under such equipment leases shall either (1) be paid as and when due in accordance with the terms thereof, or (2) be in the process of being contested as permitted by Article XII.
ARTICLE  XII.
12.1     Permitted  Contests
         -------------------
     . Lessee, upon prior written notice to Lessor, on its own or in Lessor's name, at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; provided, however, that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Addition thereto; (ii) neither the Leased Property or any Capital Addition thereto, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) if any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), Lessee shall deliver to Lessor and its counsel an opinion of legal counsel reasonably acceptable to Lessor to the effect set forth in clauses
(i), (ii) and (iii) above, to the extent applicable; (v) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Addition thereto or the Rent by reason of such non-payment or noncompliance; (vi) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; and (vii) if such contest be finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount (other than Impositions or Additional Charges which Lessee may from time to time be required to impound with Lessor) payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.
ARTICLE  XIII.
13.1     General  Insurance  Requirements
         --------------------------------
     . During the Term, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including Capital Additions, the Fixtures and the Personal Property, insured with the kinds and amounts of insurance described below. Each element of insurance described in this Article shall be maintained with respect to the Leased Property of each Facility and the Personal Property and operations thereon. This insurance shall be written by companies authorized to do insurance business in the State in which the Leased Property is located. All liability type policies must name Lessor as an "additional insured." All property policies shall name Lessor as "loss payee." All business interruption policies shall name Lessor as "loss payee" with respect to Rent only. Losses shall be payable to Lessor and/or Lessee as provided in Article XIV. In addition, the policies, as appropriate, shall name as an "additional insured" or "loss payee" the holder of any mortgage, deed of trust or other security agreement ("Facility Mortgagee") securing any indebtedness or any other Encumbrance placed on the Leased Property in accordance with the provisions of Article XXXVI ("Facility Mortgage") by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment shall require the written consent of Lessor, Lessee, and each Facility Mortgagee unless the amount of the loss is less than $10,000 in which event no consent shall be required. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies shall insure against the following risks with respect to each Facility:
13.1.1 Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as special form perils, earthquake (including earth movement) and windstorm in an amount not less than the insurable value on a replacement cost basis (as defined below in Section 13.2) and including a building ordinance coverage endorsement;
13.1.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in each Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;
13.1.3 Flood (when the Leased Property of a Facility is located in whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;
13.1.4 Loss of rental value in an amount not less than twelve (12) months' Rent payable hereunder or business interruption in an amount not less than twelve (12) months of income and normal operating expenses including payroll and Rent payable hereunder with an endorsement extending the period of indemnity by at least ninety (90) days (Building Ordinance - Increased Period of Restoration Endorsement) necessitated by the occurrence of any of the hazards described in Sections 13.1.1, 13.1.2 or 13.1.3;
13.1.5 Claims for personal injury or property damage under a policy of comprehensive general public liability insurance with amounts not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit and Three Million No/100 Dollars ($3,000,000.00) in the annual aggregate, with respect to each Facility; and
13.1.6 Medical professional liability with amounts not less than One Million Dollars ($1,000,000) combined single limit and Three Million Dollars ($3,000,000) in the annual aggregate, with respect to each Facility.
13.2     Replacement  Cost
         -----------------
     . The term "replacement cost" shall mean the actual replacement cost of the insured property from time to time with new materials and workmanship of like kind and quality. If either party believes that the replacement cost has increased or decreased at any time during the Term, it shall have the right to have such replacement cost redetermined by an impartial national insurance company reasonably acceptable to both parties (the "impartial appraiser"). The party desiring to have the replacement cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of the impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase or decrease the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser. If Lessee has made improvements to the Leased Property, Lessor may at Lessee's expense have the replacement cost redetermined at any time after such improvements are made, regardless of when the replacement cost was last determined.
13.3     Additional  Insurance
         ---------------------
     . In addition to the insurance described above, Lessee shall maintain such additional insurance upon notice from Lessor as may be reasonably required from time to time by any Facility Mortgagee and shall further at all times maintain adequate workers' compensation coverage and any other coverage required by Legal Requirements for all Persons employed by Lessee on the Leased Property and any Capital Addition thereto in accordance with Legal Requirements.
13.4     Waiver  of  Subrogation
         -----------------------
     . All insurance policies carried by either party covering the Leased Property and any Capital Addition thereto and Lessee's Personal Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so. Each party waives any claims it has against the other party to the extent such claim is covered by insurance.
13.5     Policy  Requirements
         --------------------
     . All of the policies of insurance referred to in this Article shall be written in form satisfactory to Lessor and by insurance companies with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and with respect to any renewal policy, at least ten (10) days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor, at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, in which event the cost thereof, together with interest thereon at the Overdue
Rate, shall be repayable to Lessor upon demand therefor. Each insurer shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor ten (10) days' written notice before the policy or policies in question shall be altered, allowed to expire or cancelled. Each property policy shall have a deductible or deductibles, if any, which are no greater than $5,000, unless such requirement is specifically waived by Lessor. Each earthquake policy shall have a deductible of ten percent of real property, personal property and rental value limit at the subject location, unless such requirement is specifically waived by Lessor.
13.6     Increase  in  Limits
         --------------------
     . If either party shall at any time believe the limits of the insurance required hereunder to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial third party reasonably selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any Facility Mortgagee.
13.7     Blanket  Policies  and  Policies  Covering  Multiple  Locations
         ---------------------------------------------------------------
     . Notwithstanding anything to the contrary contained in this Article, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy for each Facility meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. For any liability policies covering one or more of the Facilities or any other facilities in addition to the Facilities, Lessor may require excess limits as Lessor reasonably determines.
13.8     No  Separate  Insurance
         -----------------------
     . Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Lessee or (ii) increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.
ARTICLE  XIV.
14.1     Insurance  Proceeds
         -------------------
     . All proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available by Lessor to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof; provided, however, that if the total amount of proceeds payable is $10,000 or less, the proceeds shall be paid to Lessee and used for the repair of any damage to the Leased Property. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality and to Lessor's reasonable satisfaction shall be remitted by Lessor to Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIV. In the event neither Lessor nor Lessee is required or elects to repair and restore the Leased Property, all such insurance proceeds shall be retained by Lessor free and clear except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor.
14.2     Insured  Casualty.
         -----------------
14.2.1 If the Leased Property and/or any Capital Additions of a Facility are damaged or destroyed from a risk covered by insurance carried by Lessee such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property of such Facility, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease in which event Lessor shall be entitled to retain the insurance proceeds.
14.2.2 If the Leased Property and/or any Capital Additions of a Facility are damaged from a risk covered by insurance carried by Lessee, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Repurchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease with respect to such Facility, in which event Lessor shall be entitled to retain the insurance proceeds.
14.2.3 If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore such Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.
14.2.4 If Lessor accepts Lessee's offer to purchase the Leased Property of a Facility, this Lease shall terminate as to such Facility upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property of such Facility, including insurance proceeds pertaining to Capital Additions and Lessee's Personal Property, then held by Lessor.
14.3     Uninsured  Casualty
         -------------------
     . If the Leased Property of a Facility is damaged or destroyed from a risk not covered by insurance carried by Lessee, whether or not such damage or destruction renders such Facility Unsuitable for its Primary Intended Use, Lessee at its expense shall restore the Leased Property of such Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee shall purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value immediately prior to such damage.
14.4     No  Abatement  of  Rent
         -----------------------
     . This Lease shall remain in full force and effect and Lessee's obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration.
14.5     Waiver
         ------
     .  Lessee  waives  any  statutory  rights of termination which may arise by reason  of  any  damage  or  destruction  of  the  Leased  Property.
14.6     Damage  Near  End  of  Term
         ---------------------------
     . If the damage or destruction contemplated hereunder occurs during the last year of the Fixed Term or any Extended Term, as applicable, of the applicable Facility and Lessee terminates any options it might then have to purchase the Leased Property or extend the Term of this Lease with respect to such Facility, Lessee may, in lieu of repairing and restoring the Leased Property as contemplated hereunder, terminate this Lease with respect to such Facility, effective as of the date of payment to Lessor of the greater of (a) the insurance proceeds attributable to such damage or destruction and (b) the cost to repair such damage or destruction as reasonably estimated by Lessor.
ARTICLE  XV.
15.1     Condemnation.
         ------------
15.1.1     Total  Taking
           -------------
     . If the Leased Property of a Facility is totally and permanently taken by Condemnation, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.
15.1.2     Partial  Taking
           ---------------
     . If a portion of the Leased Property of a Facility is taken by Condemnation, this Lease shall remain in effect if the affected Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if such Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.
15.1.3     Restoration
           -----------
     .  If  there  is  a  partial  taking  of the Leased Property and this Lease remains in full force and effect pursuant to Section 15.2, Lessor shall make available to Lessee the portion of the Award necessary and specifically identified for restoration of the Leased Property and Lessee shall accomplish all necessary restoration whether or not the amount provided by the condemnor for restoration is sufficient.
15.2     Award-Distribution
         ------------------
     . The entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value and moving expenses, provided, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees, no less than the greater of the Fair Market Value of the applicable Facility prior to the institution of the Condemnation or the Minimum Repurchase Price of the applicable Facility.
15.3     Temporary  Taking
         -----------------
     . The taking of the Leased Property, or any part thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than 180 consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.
ARTICLE  XVI.
16.1     Events  of  Default
         -------------------
     .  Any one or more of the following shall constitute an "Event of Default":
(a) a default shall occur under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee, or any letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor, in every case, whether now or hereafter existing, where the default is not cured within any applicable grace period set forth therein;
(b) Lessee shall fail to pay any installment of Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five
(5) days after notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(c)     Lessee  shall  fail  to obtain a letter of credit as required by Article
XXI;
(d) if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within thirty
(30) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(e)     Lessee  or  any  Guarantor  shall:
(i)     admit in writing its inability to pay its debts generally as they become due,
(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,
(iii)     make  an  assignment  for  the  benefit  of  its  creditors,
(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or
(v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;
(f) Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;
(g) Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit  the  sale  or  divestiture  of  substantially  all  its  assets;
(h) the estate or interest of Lessee in the Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(i) except as a result of damage, destruction or Condemnation, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days;
(j) any of the representations or warranties made by Lessee in the Guaranty or otherwise proves to be untrue when made in any material respect which materially and adversely affects Lessor;
(k) any applicable license or third-party provider reimbursement agreements material to a Facility's operation for its Primary Intended Use are at any time terminated or revoked or suspended for more than twenty (20) days;
(l) any local, state or federal agency having jurisdiction over the operation of any Facility removes ten percent (10%) or more of the patients or residents located in such Facility;
(m) Lessee voluntarily transfers ten (10) or more patients located in the Facility to any other facility in which Lessee or any Affiliate of Lessee has any ownership or other financial interest, including, without limitation, fees earned under any management agreement, provided that Lessee's transfer of any patient to a different type of care facility as a result of such patient's special needs that cannot be met at such Facility shall not be deemed a voluntary transfer;
(n) Lessee fails to give notice to Lessor not later than ten (10) days after any notice, claim or demand from any governmental authority or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule or regulation with respect to the operation of any Facility;
(o) Lessee fails to notify Lessor within twenty-four (24) hours after receipt of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any material license or certification relating to any Facility;
(p) Lessee fails to cure or abate any violation occurring during the Term of a Facility that is claimed by any governmental authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of such Facility, and within the time permitted by such authority for such cure or abatement;
(q) any proceedings are instituted against Lessee by any governmental authority which are reasonably likely to result in (i) the revocation of any license granted to Lessee for the operation of any Facility, (ii) if applicable, the decertification of any Facility from participation in the Medicare or Medicaid reimbursement program, or (iii) the issuance of a stop placement order with respect to any Facility;
(r)     any  default  and  acceleration  of  any recourse funded indebtedness of
Lessee  or  any  recourse  funded  indebtedness  of  any Affiliate of Lessee has occurred, and such funded indebtedness has an unpaid principal balance of $1,000,000 or more or such default and acceleration could reasonably be expected to have a material adverse impact on the financial condition or operations of Lessee or any Guarantor;
(s) any default which is not cured within any applicable cure period shall occur under any guaranty of Lessee's or an Affiliate of Lessee's obligations to Lessor or an Affiliate of Lessor, in every case, whether such guaranty is now or hereafter existing; and
(t) any event of default under the HCPI Loan Documents. In addition, Lessor and Lessee acknowledge that an "Event of Default" under this Lease shall constitute an event of default under the HCPI Loan Documents, as more particularly set forth in the HCPI Loan Documents.
16.2     Certain  Remedies
         -----------------
     . If an Event of Default shall have occurred, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any, and any one or more (including all, if so elected by Lessor) of the Facilities, regardless of whether such Event of Default emanated primarily from a single Facility, by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease with respect to all such Facilities as to which Lessor has elected to so terminate this Lease. Notwithstanding the foregoing, an Event of Default shall not be deemed to emanate from a particular Facility or group of Facilities if such Event of Default is of a monetary nature or is described in subparagraphs (b),
(c), (e), (f), (g), (h), (j), (r) and (s) of Section 16.1 above. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys' fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated with respect to any one or more (including all, if so elected by Lessor) of the Facilities pursuant to Section 16.1, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions of the Facilities as to which Lessor has so elected to terminate this Lease and quit the same and Lessor may enter upon and repossess such Leased Property and such Capital Addition thereto by reasonable force, summary proceedings, ejectment or otherwise, and, to the extent permitted by law, may remove Lessee and all other Persons (other than the residents of each Facility) and any of Lessee's Personal Property from such Leased Property and such Capital Addition thereto.
16.3     Damages
         -------
     . (i) The termination of this Lease with respect to any one or more of the Facilities; (ii) the repossession of the Leased Property and any Capital
Additions of any Facility; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property or any portion thereof; (iv) the reletting of all or any portion of the Leased Property; or (v) the inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Facility terminated to and including  the  date  of  such  termination.  Thereafter:
Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's Default, either:
     (A)     the  sum  of:
(i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination with respect to the terminated Facility to the extent not  previously  paid  by  Lessee  under  this  Section  16.3,
(ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination with respect to the terminated Facility until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,
(iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus
(iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.
          or  (B)
without termination of Lessee's right to possession of the Leased Property, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise,  any  other  term  or  covenant  of  this  Lease.
     Notwithstanding anything in this Lease to the contrary, in the event that this Lease shall be terminated by Lessor with respect to any Facility by reason of an Event of Default, such termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so terminated by Lessor, and this Lease shall continue in full force and effect with respect to each such other Facility, except that the total monthly Allocated Minimum Rent payable hereunder shall be reduced by the amount of monthly Allocated Minimum Rent as to which this Lease has so terminated, subject, however, to Lessor's right to recover damages with respect to any such Facility as to which this Lease has been so terminated as provided in this Article XVI.
16.4     Receiver
         --------
     . Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Addition thereto and of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.
16.5     Lessee's  Obligation  to  Purchase
         ----------------------------------
     . If an Event of Default shall have occurred with respect to any Facility, Lessor may require Lessee to purchase the Leased Property of such Facility on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value of such Facility, or
(ii) the Minimum Repurchase Price of such Facility, plus, in either event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) with respect to such Facility. If Lessor exercises such right, Lessor shall convey the Leased Property of such Facility to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate with respect to such Facility. Any purchase by Lessee of the Leased Property of a Facility pursuant to this Section shall be in lieu of the damages specified in
Section  16.3  with  respect  to  such  Facility.
16.6     Waiver
         ------
     . If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article with respect to a Facility, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.
16.7     Application  of  Funds
         ----------------------
     . Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default which are made to Lessor rather than Lessee due to the existence of an Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the State.
16.8     [Reserved]
16.9     [Reserved]
16.10     Landlord's  Security  Interest
     . The parties intend that if an Event of Default occurs under this Lease, Lessor will control Lessee's Personal Property and the Intangible Property so
that Lessor or its designee or nominee can operate or re-let each Facility intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:
16.10.1 Lessee, as debtor, hereby grants to Lessor, as secured party, a security interest and an express contractual lien upon all of Lessee's right, title and interest in and to Lessee's Personal Property and in and to the
Intangible Property and any and all products, proceeds, rents and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee's Personal Property (collectively, the "Collateral"). This Lease constitutes a security agreement covering all such Lessee's Personal Property and the Intangible Property. The security interest granted to Lessor with respect to Lessee's Personal Property in this Section
16.10 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Lessee's Personal Property so long as Lessee uses its best efforts to secure an agreement in Lessor's favor that the lessor or financier of such Lessee's Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor's written assumption of such lease or financing arrangement upon Lessor's curing of any such defaults. This security agreement and the security interest created herein shall survive the termination, but not the expiration, of this Lease with respect to any or all of the Facilities until such time as Lessor has been fully compensated for all damages resulting from such termination.
16.10.2 Lessee hereby authorizes Lessor to file such financing statements, continuation statements and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the
Collateral. In addition, if required by Lessor at any time during the Term, Lessee shall execute and deliver to Lessor, in form reasonably satisfactory to Lessor, additional security agreements, financing statements, fixture filings and such other documents as Lessor may reasonably require to perfect or continue the perfection of Lessor's security interest in the Collateral. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Lessor's security interest, Lessee hereby appoints Lessor as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.
16.10.3 Lessee will give Lessor at least thirty (30) days' prior written notice of any change in Lessee's name, identity, jurisdiction of organization or corporate structure. With respect to any such change, Lessee will promptly execute and deliver such instruments, documents and notices and take such actions, as Lessor deems necessary or desirable to create, perfect and protect the security interests of Lessor in the Collateral.
16.10.4 Upon the occurrence of an Event of Default, Lessor shall be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee's Personal Property and the Intangible Property, including the right to sell the same at public or private sale.
ARTICLE  XVII.
17.1     Lessor's  Right  to  Cure  Lessee's  Default
         --------------------------------------------
     . If Lessee shall fail to make any payment or to perform any act required to be made or performed hereunder, Lessor, without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition thereto for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses, including reasonable attorneys' fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.
ARTICLE  XVIII.
18.1     Purchase  of  the  Leased  Property
         -----------------------------------
     . If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provision of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate deed or other conveyance conveying the entire interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of such Leased Property to Lessor; and (iv) any other encumbrances permitted hereunder to be imposed on such Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee; provided, however, that in no event shall Lessee be obligated to assume or take subject to any encumbrance with a principal balance in excess of the applicable purchase or option price, and provided further that where the purchase price is equal to the Minimum Repurchase Price and if any such encumbrance may not be removed without penalty, the applicable purchase price shall be increased or decreased by an amount equal to the positive or negative effect on Fair Market Value attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of such encumbrance. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid to Lessor or as Lessor may direct in immediately available funds. All expenses of such conveyance, including the cost of title insurance, attorneys' fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.
ARTICLE  XIX.
19.1     Renewal  Terms
         --------------
     . With respect to each Facility, provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease with respect to all (but not less than all) of the Facilities for two (2) ten year renewal terms (each an "Extended Term"), by giving written notice to Lessor of such renewal not less than twelve (12) months and not more than fifteen (15) months prior to the expiration of the then current Fixed Term or Extended Term, as applicable. With respect to each Facility, during each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect. Notwithstanding anything to the contrary in this Article XIX, Lessor, in its sole discretion, may waive the condition to Lessee's right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee's exercise of its renewal right for such Extended Term.
ARTICLE  XX.
20.1     Holding  Over
         -------------
     . Except as provided in Section 19, if Lessee shall for any reason remain in possession of the Leased Property and/or Capital Additions of a Facility after the expiration or earlier termination of the then-current Term, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Minimum Rent each month twice the monthly Minimum Rent applicable to the prior Lease Year for such Facility, together with all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property and/or any Capital Additions of such Facility. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.
ARTICLE  XXI.
21.1     Letters  of  Credit
         -------------------
     . Commencing upon the first day of the sixth (6th) Lease Year and continuing for sixty (60) days after the expiration or earlier termination of this Lease, Lessee shall have obtained letters of credit from a financial institution satisfactory to Lessor, in an amount equal to the Letter of Credit Amount, naming Lessor as beneficiary to secure Lessee's obligations hereunder and Lessee's and any Affiliate of Lessee's obligations under any other lease or other agreement or instrument with or in favor of Lessor or any Affiliate of Lessor, at the times and for the purposes set forth below. Each letter of credit shall be in substantially the form of Exhibit J hereto. Each letter of
                                               ---------
credit shall be for a term of not less than one (1) year and irrevocable during that term. Each letter of credit shall provide that it will be honored upon a signed statement by Lessor that Lessor is entitled to draw upon the letter of credit under this Lease, and shall require no signature or statement from any party other than Lessor. No notice to Lessee shall be required to enable Lessor to draw upon the letter of credit. Each letter of credit shall also provide that following the honor of any drafts in an amount less than the aggregate amount of the letter of credit, the financial institution shall return the original letter of credit to Lessor and Lessor's rights as to the remaining amount of the letter of credit will not be extinguished. In the event of a transfer of Lessor's interest in the Leased Property, Lessor shall have the right to transfer the letter of credit to the transferee and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the letter of credit to a new Lessor. The letter of credit may be assigned as security in connection with a Facility Mortgage. If the financial institution from which Lessee has obtained a letter of credit shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Lessee shall obtain a replacement letter of credit within thirty (30) days of such act from another financial institution satisfactory to Lessor.
21.2     Times  for  Obtaining  Letters  of  Credit
         ------------------------------------------
     . The initial letter of credit shall be obtained and delivered to Lessor prior to the commencement of the sixth (6th) Lease Year. The letters of credit covering subsequent periods (or renewals of the then existing letters of credit) shall be obtained and delivered to Lessor not less than thirty (30) days prior to the expiration of the then existing letter of credit ("Letter of Credit Date"). The term for each such letter of credit shall begin no later than the expiration date of the previous letter of credit.
21.3     Reduction  in  Letter  of  Credit  Amount
         -----------------------------------------
     . If Lessee purchases any Facility, or if this Lease is terminated or expires with respect to any Facility (other than by reason of an Event of Default), the Letter of Credit Amount shall be reduced by an amount equal to the product of (a) the then existing Letter of Credit Amount, times (b) a fraction, the numerator of which is the then existing Allocated Minimum Rent for the Facility being purchased by Lessee or for which this Lease has been terminated or expired, as applicable, and the denominator of which is the then existing total Minimum Rent payable for all Facilities (including the Facility being purchased by Lessee, or the Facility with respect to which this Lease has been terminated or expired).
21.4     Uses  of  Letters  of  Credit
         -----------------------------
     . Lessor shall have the right to draw upon a letter of credit up to its full amount whenever an Event of Default has occurred or an event of default under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee or any letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor has occurred and any applicable cure periods have expired; provided further, if Lessee fails to obtain a satisfactory letter of credit prior to the applicable Letter of Credit Date, Lessor may draw upon the full amount of the then existing letter of credit without giving any notice or time to cure to Lessee. No such draw shall (i) cure or constitute a waiver of an Event of Default, (ii) be deemed to fix or determine the amounts to which Lessor is entitled to recover under this Lease or otherwise, or (iii) be deemed to limit or waive Lessor's right to pursue any remedies provided for in this Lease. If all or any portion of a letter of credit is drawn against by Lessor, Lessee shall, within two (2) business days after demand by Lessor, order the issuer of such letter of credit to issue Lessor, at Lessee's expense, a replacement or supplementary letter of credit in substantially the form attached hereto as Exhibit J such that at all times
                                                ---------
during the Term, Lessor shall have the ability to draw on one or more letters of credit totaling, in the aggregate, the amount required pursuant to Section 21.3 and Lessor, upon the receipt thereof, shall return any amounts drawn down and held pending receipt of such replacement or supplementary letter of credit.
ARTICLE  XXII.
22.1     Risk  of  Loss
         --------------
     . The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and except as otherwise provided herein no such event shall entitle Lessee to any abatement of Rent.
ARTICLE  XXIII.
23.1     General  Indemnification
         ------------------------
     . In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property; and (vi) the violation by Lessee of any Legal
Requirement. Any amounts which become payable by Lessee under this Article shall be paid within ten (10) days after liability therefor is determined by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. For purposes of this Article XXIII, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee.
Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including, but not limited to, reasonable attorneys' fees, imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor. Lessor, at its expense, shall contest, resist, and defend any claim, action or proceeding asserted or instituted against Lessee with respect to the foregoing or may compromise or otherwise dispose of the same as Lessor sees fit. Any amounts which become payable by Lessor under this Section shall be paid within ten (10) days after liability therefor on the part of Lessor is determined by litigation or otherwise, and if not timely paid shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment.
ARTICLE  XXIV.
24.1     Subletting  and  Assignment.
         ---------------------------
24.1.1     Prohibition
           -----------
     . Lessee shall not, without Lessor's prior written consent, which may be withheld in Lessor's sole and absolute discretion, voluntarily or by operation of law assign (which term includes any sale, encumbering, pledge or other transfer or hypothecation) this Lease, master sublet all or any part of the Leased Property of any Facility or engage the services of any Person for the management or operation of any Facility. Lessee acknowledges that Lessor is relying upon the expertise of Lessee in the operation of the Facilities and that Lessor entered into this Lease with the expectation that Lessee would remain in and operate such Facilities during the entire Term and for that reason Lessor retains sole and absolute discretion in approving or disapproving any assignment or master sublease. If Lessee is a corporation or partnership or limited liability company, any transfer of its stock (other than a transfer of any of Lessee's stock owned by Daniel R. Baty for estate planning purposes) or partnership interests (or the stock or partnership or membership interests of the entity(ies) that controls Lessee) or any dissolution or merger or consolidation of Lessee (or its controlling entity(ies)) with any other entity, which results in any Person (other than Daniel R. Baty) and such Person's Affiliates collectively owning greater than twenty-five percent (25%) of the total outstanding shares of any class of Lessee's stock or partnership or membership interests, or the sale or other transfer of all or substantially all of the assets of Lessee (or its controlling entity(ies)), shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article XXIV and the provisions requiring consent contained herein shall apply (provided, however, that the foregoing provision regarding transfer of Lessee's stock constituting an assignment shall not apply if (i) Lessee's stock is publicly traded, and (ii) Lessee's Consolidated Net Worth after such transfer is not less than Lessee's Consolidated Net Worth as of the Commencement Date). Any sublease of more than ten percent (10%) of any Facility to any Person or its Affiliates, in one transaction or in a series of transactions, shall be deemed to be a master sublease hereunder. For any sublease transaction not requiring the consent of Lessor hereunder, Lessee shall, within ten (10) days of entering into any such sublease, notify Lessor of the existence of such sublease and the identity of the sublessee and supply Lessor with a copy of the sublease, any related documentation and any other materials or information reasonably requested by Lessor.
24.1.2     Certain  Business  Reorganizations.  Lessor  will  not  unreasonably
           ----------------------------------
withhold its written consent to an assignment of this Lease to (A) any Person which acquires all or substantially all of the assets and business of Lessee by virtue of a merger or consolidation of, with or into Lessee or (B) any purchaser of 51% or more of the outstanding voting stock or partnership or membership interest of Lessee, if in Lessor's reasonable judgment such assignee, together with any guarantor of such assignee's obligations under this Lease, has (1) a consolidated net worth equal to or greater than Lessee's consolidated net worth at the time of the proposed assignment or as of the Commencement Date, whichever is greater, and (2) the operational expertise and reputation at least equal to that of Lessee at the time of the proposed assignment or as of the Commencement Date, whichever is greater.
24.1.3     Public  Offering;  Public  Trading.  Notwithstanding  anything to the
           ----------------------------------
contrary in Section 24.1.2, Lessor's consent shall not be required in connection with and the provisions of Section 24.1.2 shall not apply to any transfer of any stock of Lessee as a result of a public offering of Lessee's stock which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering. In addition, so long as such stock is listed for trading on any such exchange or authorized for quotation on such market, the transfer or exchange of such stock over such exchange or market shall not be deemed a Transfer hereunder unless the same (whether in one transaction or in any step or series of transactions) results in a change in control of Lessee or (including pursuant to a tender or similar offer to acquire the outstanding and issued securities of such entity).
24.2     Consent
         -------
     . If Lessee desires at any time to assign this Lease, to master sublet any Facility or any portion thereof or engage the services of any Person for the management or operation of such Facility, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name of the proposed master sublessee, assignee or manager; (ii) the terms and provisions of the proposed master sublease, assignment or management agreement; and (iii) such financial information as Lessor reasonably may request concerning the proposed master sublessee, assignee or manager.
24.2.1 Lessor may, as a condition to granting such consent, require that the obligations of any sublessee, assignee, or manager which is an Affiliate of another Person be guaranteed by its parent or controlling Person if (i) the Consolidated Net Worth of Lessee would be diminished as a result of any such assignment of Lessee's interest described in this Article XXIV, or (ii) the new controlling Person(s) would have a consolidated net worth less than the Lessee's consolidated net worth as of the Commencement Date and that any guaranty of this Lease be reaffirmed by any Guarantor notwithstanding such subletting, assignment or management arrangement. Any sublease shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor under such sublease from the time of the exercise of such option to the termination of such sublease and in such case Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee unless Lessor actually receives the same from Lessee or for any other prior defaults of Lessee under such sublease. In the event that Lessor shall not require such attornment with respect to any sublease, then such sublease shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any sublease, assignment or management agreement shall expressly provide that the sublessee, assignee or manager shall furnish Lessor with such financial and operational information and information about the physical condition of such Facility, including the information required by Section 25.2 herein, as Lessor may request from time to time.
24.2.2 Lessor may, as a condition to its consent to any such master subletting, require Lessee to pay to Lessor one hundred percent (100%) of all Transfer Consideration (defined below). "Transfer Consideration" shall mean the positive difference, if any, between the Fair Market Rental for the Facility and the Rent payable by Lessee determined on a monthly basis, prorating the Rent, as appropriate, if less than all of such Facility is sublet; provided, however, in no event shall Lessor be entitled to receive any amount in excess of the amount Lessee is entitled to receive as a result of the master sublease. The Transfer Consideration for each month shall be paid by Lessee to Lessor monthly when the Minimum Rent is due for the duration of the master subletting.
24.2.3 Lessor may, as a condition to its consent to any assignment or management arrangement, require Lessee to pay to Lessor upon the effective date of such assignment or management arrangement an amount equal to one hundred percent (100%) of the Transfer Consideration for the remaining Term of the Lease assuming all renewal options are exercised and there is no early termination of the Lease and Lessor shall refund any amounts attributable to renewal options if they subsequently are not exercised with interest thereon at the Prime Rate; provided, however, in no event shall Lessor be entitled to receive any amount in excess of the amount Lessee is entitled to receive as a result of the assignment or management agreement.
24.2.4     The  consent  by  Lessor  to  any  assignment,  master  subletting or management  arrangement  shall  not  constitute  a  consent  to  any  subsequent assignment, master subletting or management arrangement by Lessee or to any subsequent or successive assignment, master subletting or management arrangement by the master sublessee, assignee or manager. Any purported or attempted assignment, sublease, management agreement or other permission to use such Facility contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.
24.2.5 Notwithstanding the preceding, Lessee may sublease or assign the Lease to an Affiliate of Lessee without the written consent of Lessor and Lessee shall not be required to pay any Transfer Consideration to Lessor as a result of such sublease or assignment to an Affiliate, but such sublease or assignment of the Lease from Lessee to an Affiliate of Lessee will not relieve Lessee from its obligations under the Lease or any Guarantor from its obligations under any guaranty of this Lease.
24.3     Costs
         -----
     . Lessee shall reimburse Lessor for Lessor's reasonable costs and expenses incurred in conjunction with the processing and documentation of any assignment, master subletting or management arrangement, including reasonable attorneys', architects', engineers' or other consultants' fees whether or not such master sublease, assignment or management agreement is actually consummated.
24.4     No  Release  of  Lessee's  Obligations
         --------------------------------------
     . No assignment, subletting or management agreement shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The liability of Lessee named herein and any immediate and remote successor in interest of Lessee (by assignment or otherwise), and the due performance of the obligations of this Lease on Lessee's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease.
24.5     Assignment  of  Lessee's  Rights  Against  Sublease
         ---------------------------------------------------
     .  If  Lessor  shall  consent  to  a  master  subletting,  then the written instrument of consent, executed and acknowledged by Lessor, Lessee and sublessee, shall contain a provision substantially similar to the following:
(i) Lessee and sublessee hereby agree that, if sublessee shall be in default of any obligation of Lessee under the sublease, which default also constitutes a default by Lessee under the Lease, then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee in connection therewith.
(ii) Without limiting the generality of the foregoing, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against sublessee in the name of Lessee in order to enforce Lessee's rights under the sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.
(iii) Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.
(iv) Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor's entitlement to pursue other rights and remedies directly against Lessee.
24.6     Reserved
         --------
24.7     REIT  Protection
     . Anything contained in this Lease to the contrary notwithstanding, Lessee shall not (i) sublet, assign or enter into a management arrangement for the Leased Property on any basis such that the rental or other amounts to be paid by the sublessee, assignee or manager thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee, assignee or manager; (ii) furnish or render any services to the sublessee, assignee or manager or manage or operate the Leased Property so subleased, assigned or managed; (iii) sublet, assign or enter into a management arrangement for the Leased Property to any Person in which Lessor or HCPI owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iv) sublet, assign or enter into a management arrangement for the Leased Property in any other manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto  or  which  could  cause  any  other income of Lessor or HCPI to fail to qualify  as  income  described  in  Section  856(c)(2)  of  the  Code.
24.8     Prepaid  Rent
         -------------
     . Lessee shall not require or accept prepayment for more than three (3) months' use of individual units or rooms of any Facility. Amounts charged to residents for individual units or rooms shall not be materially less than fair market value.
ARTICLE  XXV.
25.1     Officer's  Certificates  and  Financial  Statements.
         ---------------------------------------------------
25.1.1     Officer's  Certificate
           ----------------------
     . At any time and from time to time upon Lessee's receipt of not less than ten (10) days' prior written request by Lessor, Lessee shall furnish to Lessor an Officer's Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. Lessee's failure to deliver such statement within such time shall constitute an acknowledgement by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property.
25.1.2     Statements
           ----------
     .  Lessee  shall  furnish  the  following  statements  to  Lessor:
(a) within 120 days after the end of each of Lessee's and Guarantor's fiscal years, a copy of the audited consolidated balance sheets of Lessee and its consolidated Subsidiaries as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders' equity and changes in the financial position of Lessee and its consolidated Subsidiaries and Guarantor for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;
(b) within 120 days after the end of Lessee's and Guarantor's fiscal years, and together with the annual audit report furnished in accordance with clause
(a) above, an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;
(c) within thirty (30) days after the end of each month for those months occurring from the Commencement Date to three months after the first month in which the average Cash Flow Coverage for any Facility equals or exceeds 1.3 for such month, all consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for such Facility; and thereafter within sixty (60) days after the end of each of Lessee's quarters, all quarterly consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for such Facility;
(d) within 120 days after the end of each of Lessee's fiscal years, a copy of each cost report, if any, filed with the appropriate governmental agency for each Facility;
(e) within thirty (30) days after they are required to be filed with the SEC, copies of any annual reports and of information, documents and other reports, or copies of such portions of any of the foregoing as the SEC may prescribe, which Emeritus is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;
(f) within three (3) Business Days after Lessee's receipt thereof, copies of all written communications received by Lessee from any regulatory agency relating to (i) surveys of any Facility for purposes of licensure, Medicare and Medicaid certification and accreditation and (ii) any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at any Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of such Facility, and involving an actual or threatened  warning,  imposition  of  a  fine  or  a  penalty,  or  suspension, termination or revocation of such Facility's license to be operated in accordance with its Primary Intended Use;
(g) to the extent reasonably obtainable by Lessee, within 120 days after the end of each fiscal year of the financial institution issuing the letter of credit required under Article XXI, a copy of the audited consolidated balance sheets of such financial institution as of the end of such fiscal year, and related unaudited consolidated statements of income, changes in common stock and other stockholders equity and changes in the financial position of such financial institution and its consolidated subsidiaries for each such fiscal year, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;
(h) immediately upon Lessee's receipt thereof, copies of all material claims, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or Lessee's use thereof; and
(i) with reasonable promptness, such other information respecting the financial and operational condition and affairs of Lessee, any Guarantor and each Facility and the physical condition of the Leased Property and any Capital Addition thereto as Lessor may reasonably request, in the form of a questionnaire  or  otherwise,  from  time  to  time.
     Notwithstanding the foregoing, if HCPI or an Affiliate of HCPI does not own any interest (whether direct or indirect) in Lessor, Lessee shall not be required to provide Lessor with the statements set forth in subsections (a) and
(e) above (except to the extent that such statements are required by Facility Mortgages); provided, however, that the foregoing shall not be deemed or construed to limit or otherwise modify any requirements of Emeritus Realty under the HCPI Loan Documents, including any obligations of Emeritus Realty thereunder to deliver the financial and other instruments required by such subsections (a) and (c) above to HCPI as and when required under the HCPI Loan Documents.
25.2     Charges
         -------
     . Lessee acknowledges that the failure to furnish Lessor with any of the certificates or statements required by this Article XXV will cause Lessor to incur costs and expenses not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if Lessee fails to furnish Lessor with any of the certificates or statements required by this Article XXV, Lessee shall pay to Lessor upon demand $1,000 for each such failure as Additional Charges. The parties agree that this charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of Lessee's failure to furnish Lessor with such certificates and statements.
ARTICLE  XXVI.
26.1     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
         -----------------------------------------------------------------------
Additions
    -----
     . Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property and any Capital Addition thereto during usual business hours and on reasonable notice subject to any security, health, safety or confidentiality requirements of Lessee or any Legal Requirement or Insurance Requirement.
ARTICLE  XXVII.
27.1     No  Waiver
         ----------
     . No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
ARTICLE  XXVIII.
28.1     Remedies  Cumulative
         --------------------
     . Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.
ARTICLE  XXIX.
29.1     Acceptance  of  Surrender
         -------------------------
     . No surrender to Lessor of this Lease or of the Leased Property, or any part thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
ARTICLE  XXX.
30.1     No  Merger
         ----------
     . There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate  in  the  Leased  Property.
ARTICLE  XXXI.
31.1     Conveyance  by  Lessor
         ----------------------
     . If Lessor or any successor owner of the Leased Property shall convey the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.
31.2     New  Lease
         ----------
     . Any Lessor shall have the right, at any time and from time to time during the Term for any purpose, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more Facilities owned by such Lessor (individually, a "Separated Property" or collectively, the "Separated Properties") is separated and removed from this Lease, and to simultaneously execute a substitute lease with respect to such Separated Property(ies), in which case:
31.2.1 the Lessor that is the owner of such Separated Property and the Lessee that is the License Holder with respect to such Separated Property shall execute a new lease (the "New Lease") for such Separated Property(ies), effective  as  of  the  date  specified in Section 31.2.3. below (the "New Lease
Effective Date"), in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Separated Property(ies) from the balance of the Leased Property, including specifically the following:
(a) The total monthly Minimum Rent payable under such New Lease shall be the total applicable monthly Allocated Minimum Rent with respect to such
Separated  Property(ies);
(b) All Minimum Rent rental escalations under the New Lease shall be at the times and in the amounts set forth in this Lease for Minimum Rent increases; and
(c)     The  New  Lease  shall  provide  that  the  lessee  thereunder  shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Separated Property(ies), that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease).
31.2.2     Lessor  and  Lessee  shall  also  execute  an amendment to this Lease effective as of the New Lease Effective Date reflecting the separation of the Separated Property(ies) from the balance of the Leased Property and making such modifications to this Lease as are necessitated thereby.
31.2.3 In the case of any New Lease that is entered into in accordance with this Section 31.2 such New Lease shall be effective on the date which is the earlier of (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Lessee requiring a New Lease as described above, which date shall be no sooner than ten (10) days after the date such notice is issued.
31.2.4     Lessee's  obligation  to provide letters of credit in accordance with
Article 21 of this Lease shall be segregated so that (a) the applicable Lessee shall be required to provide a letter of credit pursuant to the New Lease, on the same terms and conditions as set forth in this Lease, except that "Letter of Credit Amount" under the New Lease shall mean an amount equal to the then existing Letter of Credit Amount under this Lease (prior to the amendment contemplated in Section 31.2.2 above), times a fraction, the numerator of which is the sum of the then existing annual Allocated Minimum Rent for the Substituted Property(ies), and the denominator of which is the sum of the then existing total annual Minimum Rent payable for all Facilities (including the Separated Property(ies)), and (b) the "Letter of Credit Amount" under this Lease (as amended) shall be reduced by the "Letter of Credit Amount" for the New Lease determined in accordance with subsection (a) above.
31.2.5 Lessee and Lessor shall take such actions and execute and deliver such documents, including without limitation the New Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 31.2.
31.2.6 Lessor shall reimburse Lessee for all of Lessee's reasonable out-of-pocket costs and expenses in connection with the preparation and review of any New Lease entered into in accordance with this Section 31.2, including but not limited to reasonable attorney's and accountant's costs, fees and expenses incurred by Lessee.
ARTICLE  XXXII.
32.1     Quiet  Enjoyment
         ----------------
     . So long as Lessee shall pay the Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the Commencement Date with respect to the applicable portion of the Leased Property or created thereafter as permitted under hereunder or thereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right, by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.
ARTICLE  XXXIII.
33.1     Notices
         -------
     . Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:
If  to  Lessor:     As  set  forth  on  Exhibit  F
                                        ----------

with  a  copy  to:     The  Nathanson  Group
1520  Fourth  Ave.,  Sixth  Floor
Seattle,  Washington  98101
Attn:  Randi  S.  Nathanson,  Esq.
Fax:  (206)  623-1738
If  to  Lessee:     c/o  Emeritus  Corporation
3131  Elliott  Ave.,  Suite  500
Seattle,  Washington  98121
Attn:  Raymond  Brandstrom
Fax:  (206)  443-5432
with  a  copy  to:     The  Nathanson  Group
1520  Fourth  Ave.,  Sixth  Floor
Seattle,  Washington  98101
Attn:  Randi  S.  Nathanson,  Esq.
Fax:  (206)  623-1738


     Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, either party may send notices by facsimile or by a nationally recognized overnight courier service provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.
ARTICLE  XXXIV.
34.1     Appraiser
         ---------
     .  If  it  becomes  necessary  to  determine  the Fair Market Value or Fair
Market Rental of any Facility for any purpose of this Lease, the same shall be determined by Integra Realty Resources, or in the event Integra Realty Resources no longer exists upon the date the same is to be determined, any other nationally recognized appraisal firm, in which one or more of the members, officers or principals of such firm are members of the American Institute of
Real Estate Appraisers (or any successor organization thereto), as may be selected by Lesser in writing to Lessee (the "Appraiser"). Lessor shall cause such Appraiser to determine the Fair Market Value or Fair Market Rental of such Facility as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser's decision to the relevant date) and the determination of such Appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal of Fair Market Value for purposes of this Lease shall take into account and shall give appropriate consideration to all three customary methods of appraisal (i.e., the cost approach, the sales comparison approach and the income approach), and no one method or approach shall be deemed conclusive simply by reason of the nature of Lessor's business or because such approach may have been used for purposes of determining the fair market value of the applicable Facility at the time of acquisition thereof by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay one-half of the fees and expenses of the Appraiser and one-half of all other cost and expenses incurred in connection with such appraisal.
ARTICLE  XXXV.
                             [Intentionally Omitted]
ARTICLE  XXXVI.
36.1     Lessor  May  Grant  Liens
         -------------------------
     . Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances (collectively, "Priority Encumbrances"), which may now or hereafter affect the Leased Property and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance; provided, however, that (other than with respect to the Initial Facility
    ----   -------
Mortgages) the subjection and subordination of this Lease and Lessee's leasehold
    ---
interest hereunder to any Priority Encumbrance shall be conditioned upon the execution by the holder of each Priority Encumbrance and delivery to Lessee of a nondisturbance and attornment agreement which provides that so long as no default has occurred and is continuing beyond the period of time allowed for the remedy thereof under the terms of this Lease, the holder of such Priority Encumbrance (i) shall not disturb either Lessee's leasehold interest or possession of the Leased Property in accordance with the terms hereof, or any of its rights, privileges and options, (ii) shall permit application of all proceeds of insurance and all Awards and payments in connection with the taking of all or any portion of the Leased Property in accordance with the provisions of Articles XIV and XV of this Lease, (iii) waives all Priority Encumbrance rights or interests in any of Lessee's Personal Property, and (iv) shall execute a release of such rights, privileges, options and all liens and claims that the holder of such Priority Encumbrance may have in the Leased Property upon payment of the purchase price therefor in the event Lessee exercises any of its options or rights to purchase the Leased Property provided in this Lease. In connection with the foregoing and at the request of Lessor, Lessee shall promptly execute a reasonable subordination, nondisturbance and attornment agreement which will incorporate the terms set forth in the preceding sentence. Except for the documents described in the preceding sentences, this clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee or beneficiary, affecting any lease or the Leased Property. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request for such purposes.
36.2     Attornment
         ----------
     . If Lessor's interest in the Leased Property is sold or conveyed upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner's option, Lessee shall attorn to and recognize the new owner as Lessee's Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within ten (10) days after request; and (ii) the new owner shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale or conveyance, or (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale or conveyance.
ARTICLE  XXXVII.
37.1     Hazardous  Substances
         ---------------------
     . Lessee shall not allow any Hazardous Substance to be located in, on, under or about the Leased Property or incorporated in any Facility; provided, however, that Hazardous Substances may be brought, kept, used or disposed of in, on or about the Leased Property in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary Intended Use or in connection with the construction of facilities similar to the applicable Facility and which are brought, kept, used and disposed of in strict compliance with Legal Requirements. Lessee shall not allow the Leased Property to be used as a waste disposal site or for the manufacturing, handling, storage, distribution or disposal  of  any  Hazardous  Substance.
37.2     Notices
         -------
     . Lessee shall provide to Lessor promptly, and in any event immediately upon Lessee's receipt thereof, a copy of any notice, or notification with respect to, (i) any violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any adjacent property; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the Leased Property; (iii) any claim made or threatened by any Person against Lessee or the Leased Property relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental  agency  arising  out  of  or  in  connection  with  any Hazardous
Substance in, on, under or removed from the Leased Property, including any complaints, notices, warnings or asserted violations in connection therewith.
37.3     Remediation
         -----------
     . If Lessee becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on, under or about the Leased Property or any adjacent property, or if Lessee, Lessor or the Leased Property becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property, Lessee shall immediately notify Lessor of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor's costs and expenses incurred in connection therewith.
37.4     Indemnity
         ---------
     . Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, "Environmental Costs") (whether or not arising out of third-party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property (collectively, "Handling"), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property, (ii) the presence of any Hazardous Substances in, on, under or about the Leased Property and (iii) the violation of any Environmental Law. "Environmental Costs" include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, attorney's fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing.
Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor for any and all costs and expenses incurred by Lessor in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee of the following:
(a) In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property;
(b) In bringing the Leased Property into compliance with all Legal Requirements; and
(c) Removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property or off-site.
     If any claim is made by Lessor for reimbursement for Environmental Costs incurred by it hereunder, Lessee agrees to pay such claim promptly, and in any event to pay such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not so paid and Lessor is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate.
37.5     Environmental  Inspection
         -------------------------
     . Lessor shall have the right, from time to time, during normal business hours and upon not less than five (5) days written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property to determine the existence or presence of Hazardous Substances on or about the Leased Property. Lessor shall have the right to enter and inspect the Leased Property, conduct any testing, sampling and analyses it deems necessary and shall have the right to inspect materials brought into the Leased Property. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. All costs and expenses incurred by Lessor under this Section shall be paid on demand as Additional Charges by Lessee to Lessor. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Lessee's tenancy. Lessee shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an environmental inspection at the termination of the Lease. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease.
ARTICLE  XXXVIII.
38.1     Memorandum  of  Lease
         ---------------------
     . Lessor and Lessee shall, promptly upon the request of either, enter into one or more short form memoranda of this Lease, in form suitable for recording under the laws of the State. Lessee shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Lessor in removing from record any such memorandum upon the expiration or earlier termination of the Term with respect to the applicable Facility.
ARTICLE  XXXIX.
39.1     Sale  of  Assets
         ----------------
     . Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(5)(B), or functionally equivalent successor provision, of the Code, to Lessee if HCPI's counsel advises Lessor that such sale or transfer may not be a sale of property described in
Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if HCPI's counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety five percent (95 %) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision, of the Code. If Lessee has the obligation to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, then Lessee shall purchase such property, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of HCPI's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income to HCPI for purposes of the ninety five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV; provided, however, that if Lessee's obligation to purchase arises pursuant to Section 16.5, and if the events giving rise to the Event of Default for which Lessor exercised its right to put the Leased Property to Lessee pursuant to Section 16.5 have been cured prior to the time Lessor determines to sell the Leased Property, then this Lease shall continue in full force and effect as if such Event of Default had not occurred.
ARTICLE  XL.
40.1     Subdivision
         -----------
     . If the Land is in excess of that which is required to operate the Facilities in accordance with the Primary Intended Use, Lessor may subdivide the Land and amend this Lease and the legal description attached hereto as Exhibit A
                                                                       ---------
such that the Land contains only so much of the Land as is necessary to operate each Facility in accordance with its Primary Intended Use. If Lessor subdivides the Land, Lessee shall have the right to an appropriate abatement of Rent payable and of the purchase price payable in the event that Lessee exercises its option to purchase the Leased Property pursuant to Article XXXV and the right to reasonably adjust any other obligations of either party accordingly. After any such subdivision Lessee shall have no rights to any land which is no longer part of the Leased Property and Lessor may sell, lease or develop any land which is no longer part of the Leased Property, provided that Lessor may not use such land for the operation of a facility providing adult congregate care and assisted living services, and provided further that Lessor may not sell or lease such land to a third party that Lessor knows intends to use such land for the development of a facility providing adult congregate care and assisted living services. If Lessor elects to subdivide the Land Lessee shall cooperate with Lessor and take all actions reasonably requested by Lessor to effect such subdivision.
ARTICLE  XLI.
41.1     Authority
         ---------
     . If Lessee is a corporation, trust, or partnership, Lessee, and each individual executing this Lease on behalf of Lessee, represent and warrant that each is duly authorized to execute and deliver this Lease on behalf of Lessee and shall within thirty (30) days after execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.
ARTICLE  XLII.
42.1     Attorneys'  Fees
         ----------------
     . If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable outside attorneys' fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor's attorneys' fees, Lessee shall pay, as Additional Charges, all of Lessor's reasonable outside attorneys' fees incurred in connection with the administration or enforcement of this Lease, including attorneys' fees incurred in connection with Lessee's exercise of its option to purchase the Leased Property or the renewal of this Lease for any Extended Term, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.
ARTICLE  XLIII.
43.1     Brokers
         -------
     . Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.
ARTICLE  XLIV.
44.1     Miscellaneous.
         --------------
44.1.1     Survival
           --------
     .  Anything  contained  in  this Lease to the contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination.
44.1.2     Severability
           ------------
     . If any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.
44.1.3     Non-Recourse
           ------------
     . Lessee specifically agrees to look solely to the Leased Property for recovery of any judgment from Lessor. It is specifically agreed that no constituent partner in Lessor or officer or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.
44.1.4     Licenses
           --------
     . Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts to transfer to Lessor or Lessor's nominee and shall cooperate with Lessor or Lessor's designee or nominee in connection with the processing by Lessor or Lessor's designee or nominee of any applications for all licenses, operating permits and other governmental authorization, all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of the applicable Facility; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's designee or nominee. Lessee shall not commit any act or be remiss in the undertaking of any act that would jeopardize the licensure or certification of such Facility, and Lessee shall comply with all requests for an orderly transfer of the same upon the expiration or early termination of the Term. In addition, upon request, Lessee shall promptly deliver copies of all books and records relating to the Leased Property and its operation to Lessor or Lessor's designee or nominee but Lessee shall not be required to deliver corporate financial records or proprietary materials. Lessee shall indemnify, defend, protect and hold harmless Lessor from and against any loss, damage, cost or expense incurred by Lessor or Lessor's designee or nominee in connection with the correction of any and all deficiencies of a physical nature identified by any governmental authority responsible for licensing the Leased Property in the course of any change of ownership inspection and audit and previously identified during the Term by such governmental authority.
44.1.5     Successors  and  Assigns
           ------------------------
     . This Lease shall be binding upon Lessor and its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.
44.1.6     Governing  Law
           --------------
     . THIS LEASE WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THIS LEASE (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
44.1.7     Waiver  of  Trial  by  Jury
           ---------------------------
     .  EACH  OF  LESSOR  AND  LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF
COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES AND THE STATE. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO TIES LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE
TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
LESSOR'S  INITIALS:
LESSEE'S  INITIALS:
44.1.8     Reserved
           --------
     .
44.1.9     Entire  Agreement
           -----------------
     . This Lease and the Exhibits hereto constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.
44.1.10     Headings
            --------
     . All titles and headings to sections, subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.
44.1.11     Counterparts
            ------------
     . This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.
44.1.12     Joint  and  Several
            -------------------
     . If more than one Person is the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.
44.1.13     Interpretation
             -------------
     . Both Lessor and Lessee have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.
44.1.14     Time  of  Essence
            -----------------
     . Time is of the essence of this Lease and each provision hereof in which time of performance is established.
44.1.15     Further  Assurances
            -------------------
     . The parties' agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.
44.1.16     Third  Party  Beneficiaries
            ---------------------------
     . The provisions of this Lease are for the benefit of Lessor and Lessee only; provided, however that HCPI shall be a third party beneficiary as to the provisions in favor of Lessor, including but not limited to any rights and remedies of Lessor under this Lease. Other than as set forth in Article XLVI below, the provisions of this Lease are not for the benefit of any third party, and no third party shall have the right to enforce the provisions of this Lease.
44.1.17     Amended  and  Restated
            ----------------------
     . If there is a lease currently in effect for all or any portion of the Leased Property between Lessor or an Affiliate of Lessor, on the one hand, and Lessee or an Affiliate of Lessee on the other hand (a "Prior Lease"), this Lease shall amend and restate such Prior Lease, and such Prior Lease shall be of no further force and effect.
ARTICLE  XLV.
45.1     Provisions  Relating  to  Master  Lease
         ---------------------------------------
     . Lessor and Lessee hereby acknowledge and agree that, except as otherwise expressly provided herein to the contrary, this Lease is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility to Lessee and as a condition thereto, Lessee insisted that the parties execute this Lease covering all of the Facilities in a single, integrated and indivisible agreement.
45.2     Provisions  Relating  to  Tax  Treatment  of  Lease
         ---------------------------------------------------
     . The parties intend that this Lease shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.
ARTICLE  XLVI.
46.1     HCPI  Rights
         ------------
     . Notwithstanding anything to the contrary in this Lease, so long as the loan pursuant to the HCPI Loan Documents is outstanding:
(a) Lessor shall send a copy of any notice or statement under this Lease to HCPI in accordance with Section 33.1 at the same time Lessor sends such notice or statement to Lessee;
(b) Lessee shall send a copy of any notice or statement under this Lease to HCPI in accordance with Section 33.1 at the same time Lessee sends such notice or statement to Lessor, including the financial statements, certifications and other documents set forth in Section 25.1.2 above;
(c) HCPI's consent shall be required for any provisions in this Lease requiring the consent of Lessor. The standards of consent for HCPI shall be the same as those which are applicable to Lessor in the applicable provisions of this Lease;
(d)     this  Lease  shall  not  be surrendered, terminated, amended or modified without  the  prior  written  consent  of  HCPI,  which  consent may be given or withheld  in  HCPI's  sole  and  absolute  discretion;
(e) Lessor shall, at the request of HCPI, promptly exercise any of Lessor's rights and remedies under this Lease, in each case as may be directed by HCPI;
(f) Lessor shall not exercise any of its rights and remedies under this Lease without first obtaining the consent of HCPI, which consent may be given or withheld in HCPI's sole and absolute discretion;
(g)     any Transfer Consideration received by Lessor in connection with Section
24.1.2.2 shall be promptly forwarded to HCPI in accordance with, and subject to, the terms of the HCPI Loan Documents;
(h) any proceeds payable to Lessor pursuant to Article XIV for any Facility shall, subject to the rights of the Facility Mortgagee for such Facility, instead be payable to HCPI in accordance with, and subject to, the terms of the HCPI Loan Documents;
(i) any purchase price paid or payable pursuant to Article XVIII hereof shall be paid directly to HCPI in accordance with, and subject to, the terms of the HCPI Loan Documents;
(j) Lessor shall cause the letter of credit required pursuant to Article XXI to be in the actual possession of HCPI, together with a transfer certificate endorsed to HCPI, in form and substance satisfactory to HCPI;
(k)     any amounts required to be deposited into an impound account pursuant to
Section 4.4 above shall be deposited into an impound account to be maintained with and subject to the control of HCPI to be held for the benefit of Lessor;
(l) other than the Initial Facility Mortgages, neither Lessor nor Lessee shall cause any encumbrances (including any Facility Mortgages) to be placed on the Leased Property without the prior written consent of HCPI, which consent or approval may be given or withheld in HCPI's sole and absolute discretion; and
(m) subject to the rights of any Initial Facility Mortgages, all property, loss of rental and business interruption type insurance policies required pursuant to this Lease shall name HCPI as "loss payee".
Notwithstanding the foregoing, if a Facility Mortgagee which is not an Affiliate of Lessee acquires title to any of the Leased Properties (herein, a "Foreclosed Property"), including by reason of foreclosure, deed or assignment in lieu of foreclosure or otherwise purchases the rights granted under any Facility Mortgage or related document, then the provisions of this Section 46.1 shall automatically be of no further force and effect with respect to such Foreclosed Property.
46.2     Change  in  Control  of  Lessor
         -------------------------------
     . Lessee agrees that if HCPI or an Affiliate of HCPI acquires any interest in any Lessor (whether directly or indirectly) (an "HCPI Lessor"), neither HCPI, such Affiliate of HCPI, nor such HCPI Lessor, as applicable, shall be:
(a) liable for any act or omission of any Lessor occurring (or not occurring) prior to such Lessor becoming an HCPI Lessor;
(b) subject to any defenses or offsets which any Lessee may have against any Lessor, prior to such Lessor becoming an HCPI Lessor;
(c) bound by any payment of Rent which any Lessee might have paid to any Lessor, except to the extent such Rent is actually received by HCPI, such Affiliate of HCPI, or the HCPI Lessor;
(d) bound by any obligation to make any payment to any Lessee which was required to be made prior to the time HCPI or such Affiliate of HCPI succeeded to or acquired any interest in any Lessor;
(e) accountable for any monies deposited with any Lessor, except to the extent such monies are actually received by HCPI, such Affiliate of HCPI or the HCPI Lessor;
(f) bound by any surrender, termination, amendment or modification of this Lease made without the prior written consent of HCPI; or
(g) liable to any Lessee or any other party for any conflict between the provisions of this Lease and the provisions of any other lease affecting the Leased Property which is not entered into by HCPI or an Affiliate of HCPI.
46.3     Covenants  in  Initial  Facility  Mortgage
         ------------------------------------------
     . Lessor has provided Lessee copies of all documents relating to the Initial Facility Mortgages listed on Exhibit H hereto. Lessee hereby covenants
                                      ---------
to comply with all representations, warranties and covenants set forth in the Initial Facility Mortgages that relate to Lessee and/or the operation of the Facilities.
                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.
     "Lessor"
"Witness"

     EMERITUS REALTY CORPORATION, a Nevada corporation, in its capacity as the Sole Member of each of the entities listed below:

     By:  /s/  Raymond  R.  Brandstrom
        ------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
Witness     Title:  Vice  President  of  Finance
                  ------------------------------


Witness

     EMERITUS  REALTY  VII,  LLC,  a  Delaware  limited  liability  company

     EMERITUS  REALTY  V,  LLC,  a  Delaware  limited  liability  company


     ESC-PORT  ST.  RICHIE,  LLC,  a  Washington  limited  liability  company

     EMERITUS  REALTY  II,  LLC,  a  Delaware  limited  liability  company

     EMERITUS  REALTY  XIV,  LLC,  a  Delaware  limited  liability  company

     EMERITUS  REALTY  BOZEMAN,  LLC,  a  Delaware  limited  liability  company

     EMERITUS  REALTY  III,  LLC,  a  Delaware  limited  liability  company



     EMERITUS  REALTY  PUYALLUP,  LLC,  a  Delaware  limited  liability  company

     "Lessee"
"Witness"


     EMERITUS  CORPORATION,  a  Washington  corporation

     By:  /s/  Raymond  R.  Brandstrom
        ------------------------------
Witness     Its:  Raymond  R.  Brandstrom
                -------------------------
     Title:  Vice  President  of  Finance
           ------------------------------

Witness


     EMERITUS  PROPERTIES  V,  INC.,  a  Washington  corporation

     By:  /s/  Raymond  R.  Brandstrom
        ------------------------------
Witness     Its:  Raymond  R.  Brandstrom
                -------------------------
     Title:  Vice  President  of  Finance
           ------------------------------

Witness


     ESC-NEW  PORT  RICHEY,  LLC,  a  Washington  limited  liability  company

     By:  Emeritus  Corporation,  a  Washington  corporation
Witness
     By:  /s/  Raymond  R.  Brandstrom
        -------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
Witness     Title:  Vice  President  of  Finance
                  ------------------------------



     EMERITUS  PROPERTIES  II,  INC.,  a  Washington  corporation

Witness     By:  /s/  Raymond  R.  Brandstrom
               ------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
     Title:  Vice  President  of  Finance
           ------------------------------
Witness


     EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability company

     By:  Emeritus  Corporation,  a  Washington  corporation
Witness
     By:  /s/  Raymond  R.  Brandstrom
        -------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
Witness     Title:  Vice  President  of  Finance
                  ------------------------------


     ESC-BOZEMAN,  LLC,  a  Washington  limited  liability  company

     By:  Emeritus  Corporation,  a  Washington  corporation
Witness
     By:  /s/  Raymond  R.  Brandstrom
        -------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
Witness     Title:  Vice  President  of  Finance
                  ------------------------------



     EMERITUS  PROPERTIES  III,  INC.,  a  Washington  corporation

Witness     By:  /s/  Raymond  R.  Brandstrom
               ------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
     Title:  Vice  President  of  Finance
           ------------------------------
Witness

                                       A-1

                                   EXHIBIT A-1
                                   -----------
                               Description of Land
                 Villa Del Rey (Escondido Facility), California
                 ----------------------------------------------
Situated in the County of San Diego, State of California, more particularly described as:

ALL THAT PORTION OF LOT 7 IN BLOCK 179 OF THE RANCHO RINCON DEL DIABLO, IN THE CITY OF ESCONDIDO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 723 FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 13, 1892, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHWESTERLY LINE OF SAID LOT 7 DISTANT THEREON NORTH 53 59' 20" EAST 226.83 FEET FROM THE NORTHWESTERLY CORNER THEREOF, SAID POINT BEING ALSO A POINT IN THE CENTER LINE OF THE SAN DIEGO COUNTY WATER AUTHORITY EASEMENT; THENCE CONTINUING NORTH 53 59' 20" EAST ALONG SAID NORTHWESTERLY LINE OF LOT 7 A DISTANCE OF 66.87 FEET TO A CUSP FORMED WITH THE ARC OF A 20.00 FOOT RADIUS CURVE, CONCAVE EASTERLY A RADIAL OF WHICH BEARS NORTH 36 00' 40" WEST TO SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTHERLY ALONG SAID CURVE 30.83 FEET THROUGH A CENTRAL ANGLE OF 88 19' 45"; THENCE TANGENT TO SAID CURVE SOUTH 34 20' 25" EAST 317.19 FEET TO THE BEGINNING OF A TANGENT 1000 FOOT RADIUS CURVE, CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG SAID CURVE 21.43 FEET THROUGH A CENTRAL ANGLE OF 1 13' 40"; THENCE TANGENT TO SAID CURVE SOUTH 35 34' 05" EAST 83.06 FEET TO THE NORTHEASTERLY LINE OF THE LAND CONVEYED TO THE CITY OF ESCONDIDO BY DEED RECORDED DECEMBER 20, 1968 FILE NO. 223861 OF OFFICIAL RECORDS SAID POINT BEING ALSO A POINT IN THE ARC OF A 1077 FOOT RADIUS CURVE, CONCAVE SOUTHERLY, A RADIAL OF WHICH BEARS NORTH 4 27' 04" WEST TO SAID POINT; THENCE EASTERLY ALONG SAID NORTHEASTERLY
LINE TO AND ALONG THE NORTHEASTERLY LINE OF THE LAND CONVEYED TO THE CITY OF ESCONDIDO BY DEED RECORDED DECEMBER 20, 1968, FILE NO. 223862 OF OFFICIAL RECORDS ALONG THE ARC OF SAID 1077 FOOT RADIUS CURVE THROUGH A CENTRAL ANGLE OF 9 16' 54" A DISTANCE OF 178.04 FEET (RECORD 9 27' 38" A DISTANCE OF 177.83
FEET) AND TANGENT TO SAID CURVE SOUTH 84 58' 46" EAST 77.22 FEET (RECORD SOUTH 83 52' 27" EAST 77.78 FEET TO THE EASTERLY LINE OF SAID LOT 7; THENCE ALONG SAID EASTERLY LINE NORTH 18 03' 27" WEST 627.50 FEET (RECORD NORTH 16 58' 15" WEST 627.52 FEET PER SAID FILE NO. 223862) TO THE MOST NORTHERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHWESTERLY LINE THEREOF SOUTH 53 59' 20" WEST 364.34 FEET TO THE TRUE POINT OF BEGINNING.

(ASSESSOR'S  PARCEL  NO.  230-141-11)

                                   EXHIBIT A-2
                                   -----------

                               Description of Land
                  Fulton Villa (Stockton Facility), California
                  --------------------------------------------

Situated in the County of San Joaquin, State of California, more particularly described as:

PARCEL  ONE:

Parcel A, as shown on that certain Parcel Map filed for record July 18, 1972 in Book 1 of Parcel Maps, Page 81, San Joaquin County Records, being a portion of the Southeast quarter of Section 17, C.M. Weber Grant, in the City of Stockton.

PARCEL  TWO:

A right of way 20 feet in width lying Southerly of the Northerly line of the land described in Deed to Five Oak Pyramid, Inc., a California corporation, dated June 30, 1954 recorded July 1, 1954 in Book 1646 of Official Records, page 496, San Joaquin County Records.

EXCEPT  THEREFROM  the  Westerly  203.81  feet.

                                   EXHIBIT A-3
                                   -----------
                               Description of Land
              Stanford Centre (Altamonte Springs Facility), Florida
              -----------------------------------------------------

Situated  in  Seminole  County,  Florida,  more  particularly  described  as:

That  part  of  Lots  613,  614,  615,  616,  634,  635, 636 and 637, all in the
subdivision of Altamonte Land, Hotel and Navigation Company, according to the plat thereof as recorded in Plat Book 1, page 12, of the Public Records of Seminole County, Florida, described as follows:

Commencing at the Southeast corner of said Lot 637; thence North 000 17' 25" West, along the East line of said Lot 637, a distance of 5.00 feet to the North right of way line of Orange Drive; thence on a bearing of South 90 00' 00" West, along said North right of way line, 141.71 feet to the West line of the East 9.71 feet of said Lot 636 and the Point of Beginning; thence continue on a bearing of South 90 00' 00" West along said North right of way line 260.00 feet to the West line of the East 5.80 feet of said Lots 634 and 613; thence North 00 18' 40" West, along said West line, 369.91 feet to the North line of the South 111.00 feet of said Lots 613 and 616; thence South 89 53' 35" East, along said North line, 401.85 feet to the East line of said Lots 616 and 637; thence South 00 17'32" East, along said East line, 184.16 feet to the North line of the South 190.00 feet of said Lots 636 and 637; thence on a bearing of West, along said North line, 127.44 feet; thence South 53 48' 08" West, 17.62 feet to the West line of the East 9.71 feet of said Lot 636; thence South 000 17'25" East, along said West line 174.59 feet to the Point of Beginning.

TOGETHER WITH an easement as created by access and parking easement dated December 23, 1986, and recorded February 19, 1987, in Official Records Book 1820, and 287, of the Public Records of Seminole County, Florida, for access and parking purposes over and across that part of said Lots 636 and 637, described as follows:

Commencing at the Southeast corner of said Lot 637; thence North 00 17' 25" West, along the East line of said Lot 637, a distance of 5.00 feet to the North right-of-way line of Orange Drive; thence on a bearing of West, along said North line 141.71 feet to the West line of the East 9.71 feet of said Lot 636; thence North 00 17' 25" West, 120.00 feet to the Point of Beginning; thence on a bearing of East, 75.00 feet; thence South 00 17' 25" East 90.00 feet; thence on a bearing of West, 75.00 feet to the West line of the East 9.71 feet of said Lot 636; thence North 00 17' 25" West, 90.00 feet to the Point of Beginning.

Subject to an easement for ingress, egress and utility purposes over and across that part of said Lot 636, described as follows:

A portion of Lot 636, ALTAMONTE LAND HOTEL AND NAVIGATION COMPANY SUBDIVISION, as recorded in Plat Book 1, page 12, Public Records of Seminole County, Florida, being described as follows:
From the Southeast corner of Lot 637 of said ALTAMONTE LAND HOTEL AND NAVIGATION COMPANY SUBDIVISION, run West along the South line of said Lots 636 and 637, a distance of 141.71 feet to the Point of Beginning; thence continue West along said South lot line 65.00 feet; thence North 000 17' 25" West 110.00 feet; thence East 65.00 feet; thence South 00 17' 25" East 110.00 feet to the Point of Beginning, as recorded in Official Records Book 1820, page 291, Public Records of Seminole County, Florida.

NOW KNOWN AS Parcel A and part of Parcel B, "LA CASA GRANDE", Plat Book 39, pages 50 and 51, Public Records of Seminole County, Florida.

                                   EXHIBIT A-4
                                   -----------

                               Description of Land
                    River Oaks (Englewood Facility), Florida
                    ----------------------------------------


Situated in the County of Sarasota, State of Florida, more particularly described as:

The Northwesterly 533.39 feet, more or less, of Lots 509, 510 and 511, of ENGLEWOOD GARDENS - UNIT-NO. 6, as per plat thereof, recorded in Plat Book 4, pages 74 and 75, Public Records of Sarasota County, Florida. LESS AND EXCEPT the Northwesterly 27 feet thereof, conveyed to county for road.

                                   EXHIBIT A-5
                                   -----------

                               Description of Land
               La Casa Grande (New Port Richey Facility), Florida
               --------------------------------------------------

Situated  in  Pasco  County,  State  of Florida, more particularly described as:

The West 60 feet of Tract 49 and the East 270 feet of Tract 50, in Section 16, Township 26 South, Range 16 East, Pasco County, Florida, said tracts being designated in accordance with the Plat of Tampa and Tarpon Springs Land Company Subdivision recorded in Plat Book 1, pages 68, 69, and 70, of the Public Records of Pasco County, Florida.

LESS  ROAD  RIGHT  OF  WAY,  ALSO  DESCRIBED  AS:

A portion of Tracts 49 and 50, TAMPA AND TARPON SPRINGS LAND COMPANY SUBDIVISION of Section 16, Township 26 South, Range 16 East, as shown on Plat recorded in Plat Book 1, pages 68, 69 and 70, of the Public Records of Pasco County, Florida, being more fully described as follows:

Commence at the Northeast corner of said Tract 49; thence North 89 45'20" West, along the Northerly boundary line of said Tract 49, 377.29 feet; thence South 00 15'48" West, 33.00 feet to the Point of Beginning; thence South 00 15'48" West, along the Easterly boundary line of the West 60.00 feet of said Tract 49, 630.28 feet; thence North 89 42'50" West, along the Southerly boundary line of a portion of aid Tracts 49 and 50, 330.00 feet; thence North 00 15' 48" East, along the Westerly boundary line of the East 270.00 feet of said Tract 50,
630.04 feet; thence South 89 45'20" East, along the Southerly right of way line of Trouble Creek Road, 330.00 feet to the Point of Beginning.

                                   EXHIBIT A-6
                                   -----------
                               Description of Land
                   Silver Pines (Cedar Rapids Facility), Iowa
                   ------------------------------------------
Situated in County of Linn, State of Iowa, more particularly described as follows:

LOT 2 , EXCEPTING THEREFROM THE NORTH 150 FEET, AND LOT 3, RADEC FREEWAY THIRD ADDITION TO THE CITY OF CEDAR RAPIDS, LINN COUNTY, IOWA.

                                   EXHIBIT A-7
                                   -----------
                               Description of Land
                   Juniper Meadows (Lewiston Facility), Idaho
                   ------------------------------------------
Situated in the County of Nez Perce, State of Idaho, more particularly described as:

Lot 1 of Scenic Crest 4th Addition to the City of Lewiston, according to the official plat thereof, filed in CABII 327B of Plats, Official Records of Nez Perce County, Idaho

                                   EXHIBIT A-8
                                   -----------
                               Description of Land
               Lodge at Eddy Pond (Auburn Facility), Massachusetts
               ---------------------------------------------------
Situated in the County of Worcester, State of Massachusetts, more particularly described as:

Lot  1
------

Auburn,  Massachusetts

A certain parcel of land in the Commonwealth of Massachusetts, County of Worcester, Town of Auburn, Situated on the southerly side of Washington Street (Route 20) and shown as Lot 1 on a plan entitled "Plan of Land in Auburn, MA (Worcester County)," scale 1" - 50', dated August 14, 2002, prepared by Beals and Thomas, Inc., recorded on August 28, 2002 in Plan Book 785 as Plan 28, being more particularly bounded and described as follows:

Beginning at the northwesterly corner of the parcel on the southerly side of Washington Street, thence running:

N 73 41 31 E     13.19 Feet, to a point, said course being by Washington Street, thence  turning  and  running;

S 16 18 29 E     25.00 Feet, to a point, said course being by Washington Street, thence  turning  and  running;

N  73  41  31  E     281.07  Feet,  to  a point, said course being by Washington
Street,  thence  turning  and  running;

S  20  04  51  W     330.52 feet, to a point, said course being by Lot 2 on said plan,  thence  turning  and  running;

S  23  52  15  E     193.52  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

S 75 01 44 E     144.12 feet to a point, said course being by said Lot 2, thence turning  and  running;

S  36  36  20  E     270.85  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

S  05  48  25  E     113.00  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

N  79  20 40 W     737.00 feet, to a point, said course being by land n/f of the
Town  of  Auburn,  thence  turning  and  running;

N  13  27 36 E     678.19 feet, to a point, said course being by land n/f of the
Town  of  Auburn,  to  the  point  of  beginning.

Containing  300,897  square  feet  more  or  less.

Subject to and with the benefit of Drainage, Utility and Access Easement Agreement by and between Auburn Land, LLC and LM Auburn Assisted Living, LLC, dated April 26, 1996 and recorded May 1, 1996 at Book 17872, Page 321.

Subject to and with the benefit of Deed of Easement from LM Auburn Assisted Living, LLC and Auburn Land, LLC to Auburn Water District dated April 29, 1996 and recorded May 1, 1996 at Book 17872, Page 398.

Confirmatory Gas Easement dated August 22, 2002 and recorded on August 28, 2002 at the Worcester Registry of Deeds as instrument number 164439.

                                   EXHIBIT A-9
                                   -----------
                               Description of Land
                   Spring Meadows (Bozeman Facility), Montana
                   ------------------------------------------
Situated in the County of Gallatin, State of Montana, more particularly described as:

Lot 2 in Block 2 of Spring Meadows Subdivision, being a portion of unplatted SW1/4 of Section 19 and Certificate of Survey 819A, situated in the NW1/4 of
Section 19, Township 2 South, Range 6 East, P.M.M., Gallatin County, Montana, according to Plat on file and of record in the office of the County Clerk and Recorder of Gallatin County, Montana. [Plat J-145]

                                  EXHIBIT A-10
                                  ------------
                               Description of Land
                      Concorde (Las Vegas Facility), Nevada
                      -------------------------------------
Situated in the County of Clark, State of Nevada, and more particularly described as follows:

Government Lot Thirty-Seven (37) in Section 13, Township 21 South, Range 61 East, M.D.B.&M., County of Clark County, Nevada.

EXCEPT that portion conveyed to the County of Clark for road purposes by Deed recorded January 17, 1996 in Book 960117 as Document No. 01463 of Official Records.

                                  EXHIBIT A-11
                                  ------------
                               Description of Land
            Courtyard at the Willows (Puyallup Facility), Washington
            --------------------------------------------------------
SITUATED IN THE CITY OF PUYALLUP, PIERCE COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL  A:

LOT 1 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, RECORDS OF PIERCE COUNTY, WASHINGTON.

EXCEPT THE SOUTH 30 FEET THEREOF DEEDED TO THE CITY OF PUYALLUP, A WASHINGTON MUNICIPAL CORPORATION, BY DEED RECORDED UNDER AUDITOR'S NO. 9701090196.

PARCEL  B:

A NON-EXCLUSIVE ROAD EASEMENT AREA FOR PURPOSES OF INGRESS, EGRESS AND UTILITIES AS DELINEATED ON COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

EXCEPT  FROM  SAID  EASEMENT  THAT  PORTION  LYING  WITHIN SAID LOT 1. PARCEL C:

A NON-EXCLUSIVE FENCE EASEMENT AREA FOR PURPOSES OF FENCING AND LANDSCAPING AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.

PARCEL  D:

A NON-EXCLUSIVE STORM DRAINAGE EASEMENT AREA FOR PURPOSES OF STORM DRAINAGE AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.

PARCEL  E:

A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 2 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 2, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

PARCEL  F:

A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 4, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

                                    EXHIBIT B
                       List of Lessor's Personal Property
                          With Respect to Each Facility
                          -----------------------------
     All furniture, equipment, and tangible personal property, including but not limited to the following: all fabrics, beds, mattresses, credenzas, desks, mirrors, framed pictures, prints, art work, tables, chairs, lamps, luggage racks, draperies, bed spreads, sofas, nightstands, activity tables, stools, shower curtains and hooks, registration equipment, planters, coat racks, ceiling fans, memo holders, podiums, stands, window blinds, wastebaskets, copy machines, file cabinets, typewriters, trash cans, safes, lockers, washers, dryers, towels, washcloths, linens, blankets, mattress pads, pillows, laundry carts, maid carts, vacuum cleaners, hand trucks, medical carts, time clocks, clothes hangers, ice machines, locksetters and equipment, ice bins, blenders, moveable coolers, beverage dispensers, glass racks, syrup tanks, cash registers, coffee machines, ranges, fryers, broilers, griddles, hot plates, warmers, toasters, waffle irons, soup wells, microwaves, heat lamps, timers, dishwashers, coffee grinders, steamers, ovens, smallwares, china, silverware, glasses, t.v. sets, and supplies of every type and nature now or hereafter used in the Facility and all increases, substitutions, replacements, additions and accessions to any such, of every type, and any certificate of occupancy and architectural drawings with respect to the Facility; excluding, however, other intangible personal property relating to the trade or business operated on the Facility, including operating licenses and good will, and any inventory or vehicles relating to the trade or business operated on the Facility.

                                    EXHIBIT C
                                    ---------

  LIST OF FACILITIES, FACILITY DESCRIPTION, ALLOCATED MINIMUM RENT AND ALLOCATED
  ------------------------------------------------------------------------------
                                      VALUE
                                      -----
                                          INITIAL
               FACILITY DESCRIPTION     MONTHLY ALLOCATED     ALLOCATED
        FACILITY     AND PRIMARY INTENDED USE     MINIMUM RENT     VALUE
                                                  ------------     -----
Villa  Del  Rey  Facility     Assisted  living  facility  located  at  1351  E.
-------------------------     -------------------------------------------------
Washington  Ave.  in  Escondido,  California,  consisting  of 84 assisted living
--------------------------------------------------------------------------------
                  facility units     $41,208.33     $4,600,000
                  --------------     ----------     ----------
Fulton  Villa  Facility     Assisted  living facility located at 517 East Fulton
-----------------------     ----------------------------------------------------
Street  in Stockton, California, consisting of 81 assisted living facility units
--------------------------------------------------------------------------------
                            $32,250.00     $3,600,000
                            ----------     ----------
Stanford  Centre  Facility     Assisted  living  facility  located at 433 Orange
--------------------------     -------------------------------------------------
Drive  in Altamonte Springs, Florida, consisting of 117 assisted living facility
--------------------------------------------------------------------------------
    units and special care (Alzheimer's) units     $26,875.00     $3,000,000
    ------------------------------------------     ----------     ----------
River  Oak Facility     Assisted living facility located at 925 South River Road
-------------------     --------------------------------------------------------
in  Englewood,  Florida,  consisting  of  155 assisted living facility units and
--------------------------------------------------------------------------------
         special care (Alzheimer's) units     $86,000.00     $9,600,000
         --------------------------------     ----------     ----------
La  Casa  Grande  Facility     Assisted  living facility located at 6400 Trouble
--------------------------     -------------------------------------------------
Creek  Rd.  in  New  Port  Richey,  Florida,  consisting  of 193 assisted living
--------------------------------------------------------------------------------
        facility units and special care (Alzheimer's) units     $154,979.17
        ---------------------------------------------------     -----------
                                   $17,300,000
                                   -----------
Silver Pines Facility     Assisted living facility located at 136 36th Avenue SW
---------------------     ------------------------------------------------------
in  Cedar  Rapids,  Iowa,  consisting  of  69 assisted living facility units and
--------------------------------------------------------------------------------
         special care (Alzheimer's) units     $27,770.83     $3,100,000
         --------------------------------     ----------     ----------
Juniper  Meadows  Facility     Assisted  living facility located at 2975 Juniper
--------------------------     -------------------------------------------------
Drive  in  Lewiston,  Idaho,  consisting  of  74  assisted living facility units
--------------------------------------------------------------------------------
                            $51,062.50     $5,700,000
                            ----------     ----------
Lodge  at  Eddy  Pond  Facility     Assisted  living  facility  located  at  669
-------------------------------     --------------------------------------------
Washington  Street  in  Auburn, Massachusetts, consisting of 108 assisted living
--------------------------------------------------------------------------------
                  facility units     $85,104.17     $9,500,000
                  --------------     ----------     ----------
Spring Meadows Facility     Assisted living facility located at 3175 Graf Street
-----------------------     ----------------------------------------------------
in  Bozeman,  Montana,  consisting  of  71  assisted  living  facility  units
-----------------------------------------------------------------------------
                            $84,208.33     $9,400,000
                            ----------     ----------
Concorde Facility     Assisted living facility located at 2465 East Twain Avenue
-----------------     ----------------------------------------------------------
in  Las  Vegas,  Nevada,  consisting of 73 assisted living facility units and 30
--------------------------------------------------------------------------------
             independent living units     $33,145.83     $3,700,000
             ------------------------     ----------     ----------
Courtyard  at  the Willows Facility     Assisted living facility located at 4610
-----------------------------------     ----------------------------------------
6th Place SE in Puyallup, Washington, consisting of 101 assisted living facility
--------------------------------------------------------------------------------
                      units     $98,541.67     $11,000,000
                      -----     ----------     -----------
                   TOTAL          $721,145.83     $80,500,000
                   -----          -----------     -----------

                                    EXHIBIT D
                                    ---------

                             [INTENTIONALLY OMITTED]
                             -----------------------

                                     ------

                                       E-1
                                    EXHIBIT E
                                    ---------

                           PROPERTY CONDITION REPORTS
                           --------------------------

                     FACILITY     PROPERTY CONDITION REPORTS
                                  --------------------------
Escondido,  California     The  Phase  I  Environmental  Site  Assessment  dated
----------------------     -----------------------------------------------------
November  1,  2002  prepared  by  Vertex  Engineering.
------------------------------------------------------
Stockton,  California     The  Phase  I  Environmental  Site  Assessment  dated
---------------------     -----------------------------------------------------
November  1,  2002  prepared  by  Vertex  Engineering.
------------------------------------------------------
Altamonte  Springs,  Florida     The Phase I Environmental Site Assessment dated
----------------------------     -----------------------------------------------
November  4,  2002  prepared  by  Vertex  Engineering.
------------------------------------------------------
Englewood,  Florida     The Phase I Environmental Site Assessment dated November
-------------------     --------------------------------------------------------
4,  2002  prepared  by  Vertex  Engineering.
--------------------------------------------
New  Port  Richey,  Florida     The  Phase I Environmental Site Assessment dated
---------------------------     ------------------------------------------------
July  30,  2001  prepared  by  EnviroBusiness,  Inc.
----------------------------------------------------
Lewiston,  Idaho     The Phase I Environmental Site Assessment dated November 1,
----------------     -----------------------------------------------------------
2002  prepared  by  Vertex  Engineering.
----------------------------------------
Cedar  Rapids, Iowa     The Phase I Environmental Site Assessment dated November
-------------------     --------------------------------------------------------
4,  2002  prepared  by  Vertex  Engineering.
--------------------------------------------
Auburn,  Massachusetts     The  Phase  I Environmental Site Assessment dated May
----------------------     -----------------------------------------------------
31,  2002  prepared  by  Commercial  Inspectors.
------------------------------------------------
Bozeman,  Montana     The  Phase  I Environmental Site Assessment dated July 31,
-----------------     ----------------------------------------------------------
2002  prepared  by  EnviroBusiness,  Inc.
-----------------------------------------
Las  Vegas,  Nevada     The Phase I Environmental Site Assessment dated November
-------------------     --------------------------------------------------------
5,  2002  prepared  by  Vertex  Engineering.
--------------------------------------------
Puyallup,  Washington     The  Phase  I Environmental Site Assessment dated July
---------------------     ------------------------------------------------------
30,  2001  prepared  by  EnviroBusiness,  Inc.
----------------------------------------------

                                    EXHIBIT F
                                    ---------

                                LESSOR ADDRESSES
                                ----------------

Emeritus  Realty  II,  LLC
3131  Elliott  Avenue,  Suite  500-B
Seattle,  Washington  98121

Emeritus  Realty  III,  LLC
3131  Elliott  Avenue,  Suite  500-C
Seattle,  Washington  98121

Emeritus  Realty  VII,  LLC
3131  Elliott  Avenue,  Suite  500-D
Seattle,  Washington  98121

Emeritus  Realty  XIV,  LLC
3131  Elliott  Avenue,  Suite  500-E
Seattle,  Washington  98121

Emeritus  Properties  V,  LLC
3131  Elliott  Avenue,  Suite  500-F
Seattle,  Washington  98121

ESC-Port  St.  Richie,  LLC
3131  Elliott  Avenue,  Suite  500-G
Seattle,  Washington  98121

Emeritus  Realty  Bozeman,  LLC
3131  Elliott  Avenue,  Suite  500-I
Seattle,  Washington  98121

Emeritus  Realty  Puyallup,  LLC
3131  Elliott  Avenue,  Suite  500-J
Seattle,  Washington  98121

Emeritus  Realty  V,  LLC
3131  Elliott  Avenue,  Suite  500-K
Seattle,  Washington  98121

                                    EXHIBIT G
                                    ---------

                            [[INTENTIONALLY OMITTED]
                            ------------------------

                                       H-1
                                    EXHIBIT H
                                    ---------

                       LIST OF INITIAL FACILITY MORTGAGES
                       ----------------------------------

The Initial Facility Mortgage for each Leased Property is in favor of General Electric Capital Corporation, who has a first priority lien encumbering such Leased Property."

                                       I-1
                                    EXHIBIT I
                                    ---------

         LIST OF LESSORS, LESSEES AND LICENSE HOLDERS FOR EACH FACILITY
         --------------------------------------------------------------

FACILITY          LESSOR     LESSEE/LICENSE  HOLDER
--------          ------     ----------------------

Villa  Del  Rey     Emeritus  Realty  VII,  LLC,     Emeritus  Corporation,
     a  Delaware  limited  liability  company     a  Washington  corporation

Fulton  Villa     Emeritus  Realty  VII,  LLC,     Emeritus  Corporation,
     a  Delaware  limited  liability  company     a  Washington  corporation

Stanford  Centre     Emeritus  Realty  V,  LLC,     Emeritus Properties V, Inc.,
     a  Delaware  limited  liability  company     a  Washington  corporation

River  Oaks     Emeritus  Realty  V,  LLC,     Emeritus  Properties  V,  Inc.,
     a  Delaware  limited  liability  company     a  Washington  corporation

La  Casa  Grande     ESC-Port  St.  Richie,  LLC,     ESC-New  Port Richey, LLC,
     a  Washington  limited liability company     a Washington limited liability
          company  **

Silver  Pines     Emeritus  Realty  II,  LLC,     Emeritus  Properties II, Inc.,
     a  Delaware  limited  liability  company     a  Washington  corporation

Juniper  Meadows     Emeritus  Realty II, LLC,     Emeritus Properties II, Inc.,
     a  Delaware  limited  liability  company     a  Washington  corporation

Lodge  at  Eddy  Pond     Emeritus Realty XIV, LLC,     Emeritus Properties XIV,
a  Delaware  limited  liability  company     LLC,  a  Washington  limited
liability  company

Spring  Meadows     Emeritus  Realty  Bozeman,  LLC,     ESC-Bozeman,  LLC,
     a  Delaware  limited  liability  company     a Washington limited liability
company

Concorde     Emeritus  Realty  III,  LLC,     Emeritus  Properties  III,  Inc.,
     a  Delaware  limited  liability  company     a  Washington  corporation

Courtyard at the     Emeritus Realty Puyallup, LLC,     Emeritus Properties III,
Inc.,
Willows     a  Delaware  limited  liability company     a Washington corporation


** License Holder is ESC-Port St. Richie, LLC, a Washington limited liability company

                                    EXHIBIT J
                                    ---------
                                     FORM OF
                      IRREVOCABLE STANDBY LETTER OF CREDIT
[Lessor]
[Lessor  Addresses]


Date:  _______________               Letter  of  Credit  No.:  ___________
                              Expiration  Date:  ________________

GENTLEMEN:

We hereby establish our irrevocable letter of credit in your favor for the account of __________________________ available by your draft(s) on us payable at sight not to exceed a total of
__________________________________________________________________
(_____________________) when accompanied by this letter of credit and the following documents.
1) A certificate purported to be executed by a representative of _____________ stating that ______________________, as lessee, has committed an
Event of Default under the lease dated __________________, between __________________, as lessor, and __________________________, as lessee, or that  __________________________  or  an  affiliate of _____________________ has committed an event of default under any other lease, agreement or instrument with or in favor of Health Care Property Investors, Inc. or an affiliate of Health Care Property Investors, Inc. and stating the amount for which a draw under this letter of credit is made; (or) a certificate purported to be executed by a representative of Health Care Property Investors, Inc. stating that a replacement letter of credit for this instrument has not been supplied prior to thirty (30) days in advance of the expiration of this instrument for the account of Health Care Property Investors, Inc. As used in this paragraph, "affiliate" shall not include any affiliates of Daniel R. Baty ("Baty") which but for their relationship with Baty would not be considered affiliates of
_____________________.
2) The original letter of credit must accompany all drafts unless a partial draw is presented, in which case the original must accompany the final draft. Partial drawings are permitted, with the letter of credit being reduced, without amendment, by the amount(s) drawn hereunder.
This letter of credit shall expire at 2:00 p.m. at the office of ____________________________ ________________________________________ on the
expiration  date.
This letter of credit may be transferred or assigned by the beneficiary hereof to any successor or assign of such beneficiary's interest in any such lease or other agreement or to any lender obtaining a lien or security interest in the property covered by any such lease. Each draft hereunder by any assignee or successor shall be accompanied by a copy of the fully executed documents or judicial orders evidencing such encumbrance, assignment or transfer.
Any draft drawn hereunder must bear the legend "Drawn under __________________ Letter of Credit Number _________ dated _______________. Except so far as otherwise expressly stated, this letter of credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Brochure No. 500. " We hereby agree with you and all persons negotiating such drafts that all drafts drawn and negotiated in compliance with the terms of this letter of credit will be duly honored upon presentment and delivery of the documents specified above by certified or registered mail to __________________ located at ____________________________ if negotiated not later that 2:00 pm on or before the expiration date shown above. Very truly yours,



By

Its

                                    EXHIBIT K
                                    ---------
                             [INTENTIONALLY OMITTED]

                                    EXHIBIT L
                                    ---------
                             [INTENTIONALLY OMITTED]

                                    EXHIBIT M
                                    ---------
FACILITY  NAME     LOCATION
                   --------
1.  Concorde  (Las  Vegas,  NV)     Village  Oaks  at  Las  Vegas
-------------------------------     -----------------------------
2.  Lodge  at  Eddy  Pond  (Auburn,  MA)     Woods  at  Eddy  Pond
----------------------------------------     ---------------------
3.  Stanford  Centre  (Altamonte  Springs,  FL)     Village  Oaks  at Tuskawilla
-----------------------------------------------     ----------------------------
4.  Courtyard  at  the  Willows  (Puyallup,  WA)     Charlton  Place
------------------------------------------------     ---------------